EXHIBIT 99.3

                         CLASS A NOTE PURCHASE AGREEMENT

                          Dated as of February 9, 2001

                                      among

                              OMI NOTE TRUST 2001-A
                                   as Issuer,

                         OAKWOOD ACCEPTANCE CORPORATION
                             as Seller and Servicer,

                             OAK LEAF HOLDINGS, LLC
                                  as Depositor,

                               GINKGO CORPORATION
                                 as Transferor,

                         THE PURCHASERS PARTIES HERETO,
                                       and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                    as Agent




                              --------------------

                                   Relating to
                              OMI Note Trust 2001-A
                    Class A Asset Backed Notes, Series 2001-A

                              --------------------


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                                LIST OF EXHIBITS
                                ----------------

EXHIBIT A                  Form of Investment Letter
EXHIBIT B                  Form of Joinder Supplement
EXHIBIT C                  Form of Transfer Supplement
EXHIBIT D                  Form of CSFBi Warrant
EXHIBIT E                  Form of CSFBi Warrant Registration Rights Agreement
EXHIBIT F                  Form of Agreement re Bankruptcy



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                  CLASS A NOTE PURCHASE AGREEMENT, dated as of February 9, 2001, by and among OMI NOTE TRUST 2001-A, a Delaware business trust (the "Issuer"), OAKWOOD ACCEPTANCE CORPORATION, a North Carolina corporation ("OAC"), OAK LEAF HOLDINGS, LLC, a Delaware limited liability company (the "Depositor"), GINKGO CORPORATION, a Delaware corporation (the "Transferor"), the PURCHASERS from time to time parties hereto (collectively, the "Purchasers") and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation acting through its New York Branch, as agent for the Purchasers (together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer, and The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee (together with its successors in such capacity, the "Indenture Trustee"), are parties to a certain Indenture, dated as of February 9, 2001 (as the same may from time to time be amended or otherwise modified, the "Indenture"), pursuant to which the Issuer has issued its Class A Asset Backed Notes, Series 2001-A (the "Notes"); and

                  WHEREAS, the Purchasers are willing to have the Agent acquire the Notes on their behalf on the Closing Date and from time to time thereafter to make Borrowings (as defined in the Indenture) available thereunder on the terms and conditions provided for herein;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in the Indenture or the Sale and Servicing Agreement, as applicable. If a term used herein is defined in both the Indenture and the Sale and Servicing Agreement, it shall have the meaning set forth in the Indenture. Additionally, the terms defined in the preamble to this Agreement shall have the meanings set forth therein and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affected Party" shall mean, with respect to any Structured Purchaser, any Support Party of such Structured Purchaser.

                  "Agent" has the meaning specified in the preamble to this Agreement.

                  "Agreement" shall mean this Class A Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

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                  "Agreement re Bankruptcy" has the meaning specified in
subsection 3.1(k) of the Agreement.

                  "Applicable Treasury Yield" shall mean, as of any date, the per annum rate of interest for "on-the-run" United States Treasury obligations having the maturity which corresponds to the weighted average life of the Receivables, as selected by the Agent and the underwriters or other Persons submitting bids as to spread-to-treasuries in determining the Term Out Rate.

                  "Assignee" and "Assignment" have the respective meanings specified in subsection 8.1(e) of this Agreement.

                  "Available Commitment" shall mean, on any day for a Committed Purchaser, such Purchaser's Commitment in effect on such day minus the sum of
(i) such Purchaser's Percentage Interest of the Class A Outstanding Amount of the Notes on such day plus (ii) if such Purchaser is a Liquidity Provider for a Noncommitted Purchaser, such Purchaser's Liquidity Percentage multiplied by such Noncommitted Purchaser's Percentage Interest of the Class A Outstanding Amount of the Notes on such day.

                  "Base Rate" means, for any day, a rate per annum (in no event higher than the maximum rate permitted by applicable law) equal to the higher of
(a) the rate of interest publicly announced or, if not publicly announced, quoted internally from time to time by the Agent at its principal office in New York, New York as its prime commercial lending rate in effect in the United States of America, such prime rate not intended to be the lowest rate of interest charged by the Agent to any class of debtors and (b) the rate quoted to the Agent at approximately 11:00 A.M., New York City time, by dealers in the New York Federal Funds Market for the overnight offering of dollars to the Agent for deposit, from time to time in effect, plus 0.50%, calculated based on the actual days elapsed in a year of 365 or 366 days, as applicable.

                  "Closing Date" shall mean February 20, 2001.

                  "Commitment" shall mean, for any Committed Purchaser, the maximum amount of such Committed Purchaser's commitment to make advances to the Issuer, as set forth in the Joinder Supplement or the Transfer Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Committed Purchaser, as such amount may be adjusted from time to time pursuant to Transfer Supplement(s) executed by such Committed Purchaser and its Assignee(s) and delivered pursuant to Section
8.1 of this Agreement or pursuant to Section 2.2 of this Agreement. In the event that a Committed Purchaser maintains a portion of its Commitment hereunder in its capacity as a Liquidity Provider for one or more Noncommitted Purchasers, such Committed Purchaser shall be deemed to hold separate Commitments hereunder
(i) in each such capacity and (ii) if applicable, to the extent its Commitment does not relate to any Noncommitted Purchaser.

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                  "Commitment Expiration Date" shall mean February 15, 2004.

                  "Commitment Percentage" shall mean, for a Committed Purchaser, such Purchaser's Commitment as a percentage of the aggregate Commitments of all Committed Purchasers.

                  "Committed Purchaser" shall mean any Purchaser which has a Commitment, as set forth in its respective Joinder Supplement, and any Assignee of such Purchaser to the extent of the portion of such Commitment assumed by such Assignee pursuant to its respective Transfer Supplement.

                  "Committed Purchaser Percentage" shall mean, with respect to a Committed Purchaser, its Commitment (exclusive of any portion thereof held by it in its capacity as a Liquidity Provider), as a percentage of the aggregate Commitments of all Committed Purchasers.

                  "CSFBi Warrant Registration Rights Agreement" has the meaning specified in subsection 3.1(j) of the Agreement.

                  "Default" shall mean any of the events specified in the definition of Event of Default, whether or not any requirement for the giving of notice, the lapse of time, or both has been satisfied.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Event of Default" shall mean any of the following events:


                  (a) An "Event of Default" shall occur under, and as defined in, the Indenture; or

                  (b) Any representation or warranty made or deemed made by the Issuer, the Depositor, the Transferor, the Seller or the Servicer herein or in any other Related Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Related Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made (except where such representation or warranty relates to any earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date) and the incorrectness of such representation or warranty has a material adverse effect on the interest of the Agent or any Purchaser, provided that the incorrectness of any representation or warranty under the Sale and Servicing Agreement which causes the Seller to be required to cure such incorrectness or repurchase a Receivable or Receivables shall not constitute an Event of Default unless the Seller shall have failed to cure such incorrectness or repurchase

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such Receivable or Receivables on or before the end of any grace period applicable pursuant to Section 2.1, 2.2 or 2.4 of the Sale and Servicing Agreement; or

                  (c) The Issuer, the Depositor, the Transferor, the Seller or the Servicer shall default in any material respect in the observance or performance of any other agreement contained in this Agreement or any other Related Document (other than as provided in paragraphs (a) and (b) of this Section), and such default shall continue unremedied for a period of 10 Business Days after the Issuer, the Depositor, the Transferor, the Seller or the Servicer becomes aware of or is notified of such default; or

                  (d) (i) The Indenture shall cease, for any reason, to be in full force and effect, or the Issuer shall so assert or (ii) the Lien created by the Indenture shall cease to be enforceable and of the same effect and priority purported to be created thereby.

                  "Excluded Taxes" has the meaning assigned to such term in subsection 6.3(a).

                  "Facility Termination Date" shall mean, the first to occur of
(i) the Commitment Expiration Date (ii) the date of any termination by the Issuer of the Commitments pursuant to Section 2.2, and (iii) the date the Commitments are terminated pursuant to Section 2.5 of this Agreement.

                  "Fee Letter" shall mean that certain letter agreement, designated therein as the Fee Letter and dated as of the date hereof, among the Agent, the Issuer and the Seller, as such letter agreement may be amended or otherwise modified from time to time.

                  "Fees" shall mean the fees payable to the Agent or the Purchasers in the amounts and on the dates set forth in the Fee Letter.

                  "Fixed Rate" shall mean, as of any date, a per annum rate equal to the greater of (i) the weighted average Receivable Rate of the Eligible Receivables as of such date less 1.5% and (ii) the Term Out Rate.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Indemnitee" has the meaning specified in subsection 2.4(a) of this Agreement.

                  "Indemnitor" has the meaning specified in subsection 2.4(a) of this Agreement.

                  "Indenture" has the meaning specified in the recitals to this Agreement.

                  "Indenture Trustee" has the meaning specified in the recitals to this Agreement.

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                  "Interest Period" means, with respect to any Payment Date, (a)
with respect to the principal amount of the Notes outstanding on the first day of the related Accrual Period, the related Accrual Period and (b) with respect to any Borrowing during such Accrual Period, the period from and including the related Borrowing Date through and including the last day of such Accrual
Period.

                  "Interpretation" as used in Sections 6.1 and 6.2 hereof with respect to any law or regulation means the interpretation or application of such law or regulation by any governmental authority (including, without limitation, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government), central bank, accounting standards board or any comparable entity.

                  "Investing Office" shall mean initially, the office of any Purchaser (if any) designated as such, in the case of any initial Purchaser, in its Joinder Supplement and, in the case of any Assignee, in the related Transfer Supplement, and thereafter, such other office of such Purchaser or such Assignee as may be designated in writing to the Agent, the Issuer, the Servicer and the Indenture Trustee by such Purchaser or Assignee.

                  "Investment Letter" has the meaning specified in subsection 8.1(a) of this Agreement.

                  "Joinder Supplement" has the meaning specified in subsection 2.2(d) of this Agreement.

                  "LIBO Business Day" means any day (a) other than (i) a Saturday, Sunday or (ii) other day on which banks are required or authorized to close in London or New York City and (b) on which dealings in foreign currency and exchange are carried on in the London interbank market

                  "LIBO Rate" means, for any Interest Period, a rate per annum equal to the London interbank offered rate for one month United States dollar deposits (rounded upward, if necessary, to the nearest whole multiple of 1/16 of one percent), that appears on the display page of the Bridge Telerate Capital Markets Report currently designated as Telerate Page 3750 (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices), as of 11:00 a.m., London time, on the second LIBO Business Day preceding the commencement of such Interest Period (or portion thereof). ). In the event no such rate appears, the LIBO Rate shall be, with respect to any Interest Period, the per annum rate of interest at which one month Dollar deposits in immediately available funds are offered to the Agent by prime banks in the interbank eurodollar market at or about 10:00 a.m., London time, on the second LIBO Business Day before (and for value on) the first day of such Interest Period (or portion thereof) and in an amount of not less than $1,000,000. The establishment of the LIBO Rate hereunder shall (in the absence of manifest error) be conclusive.

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                  "LIBO Rate Disruption Event" means, for any Interest Period and any Purchaser, any of the following: (a) a determination by such Purchaser that it would be contrary to law applicable to such Purchaser or to the directive of any central bank or other governmental authority having jurisdiction over such Purchaser to obtain United States dollars in the London interbank market to fund its investment in its interest in the Notes for such Interest Period or (b) the inability of such Purchaser by reason of circumstances affecting the London interbank market generally, to obtain United States dollars in such market to fund its investment in its interest in the Notes for such Interest Period.
                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "Liquidity Percentage" shall mean, for a Committed Purchaser which is a Liquidity Provider for a Noncommitted Purchaser, such Purchaser's Commitment held in such capacity as a percentage of the aggregate Commitments of all Liquidity Providers (held in their capacities as such) for such Noncommitted Purchaser.

                  "Liquidity Provider" shall mean, with respect to a Noncommitted Purchaser, each Committed Purchaser identified as a Liquidity Provider for such Noncommitted Purchaser in the Joinder Supplement or Transfer Supplement pursuant to which such Noncommitted Purchaser became a party hereto, and any Assignee of such Committed Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Committed Purchaser held in its capacity as a Liquidity Provider. In the event that a Liquidity Provider acquires a portion of the Class A Outstanding Amount of Notes from its Noncommitted Purchaser by Assignment, a corresponding portion of its Commitment shall thereupon cease to be held by it in its capacity as a Liquidity Provider for such Noncommitted Purchaser (but shall otherwise remain in effect, subject to the terms and conditions of this Agreement, as a portion of the Commitment of such Committed Purchaser).

                  "Noncommitted Purchaser" shall mean a Purchaser which is not a Committed Purchaser.

                  "Noncommitted Purchaser Percentage" shall mean for each Noncommitted Purchaser, the aggregate Commitments of its Liquidity Providers from time to time as a percentage of the aggregate Commitments of all Committed Purchasers.

                  "Notes" has the meaning specified in the recitals to this Agreement.

                  "Note Interest Rate" shall mean, for any Interest Period and any portion of the outstanding principal amount of the Notes, (a) except when an Event of Default shall have

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occurred and be continuing, a rate per annum equal to the LIBO Rate for such
Interest Period plus 0.375%; provided, however, that

                  (i) if any Purchaser shall notify the Agent that a LIBO Rate Disruption Event has occurred and is continuing, then the Note Interest Rate for such Interest Period shall be a rate per annum equal to the Base Rate in effect from time to time during such Interest Period; and

                  (ii) without limiting the foregoing, if with respect to such Interest Period such Purchaser shall have notified the Agent that the rate at which deposits of United States dollars are being offered to such Purchaser in the London interbank market does not accurately reflect the cost to such Purchaser of funding its interest in the Notes for such Interest Period, then the Note Interest Rate for such Interest Period shall be a rate per annum equal to the Base Rate in effect from time to time during such Interest Period;

and (b) when an Event of Default shall have occurred and be continuing, the Base Rate plus 1%, provided that upon the occurrence of an Event of Default, the Purchasers may, by written notice sent to the Issuer, the Seller, the Servicer and the Depositor not less than 30 nor more than 90 days after such Event of Default shall have commenced, convert the Note Interest Rate to a fixed interest rate equal to the Fixed Rate.

                  "Note Monthly Interest" means, with respect to any Accrual Period, the sum of (a) the amount of interest accrued on the outstanding amount of the Notes on the preceding Payment Date calculated at the Note Interest Rate with respect to the Interest Period equivalent to such Accrual Period and (b) with respect to the amount of each Borrowing during such Accrual Period, the amount of interest accrued on the amount of each such Borrowing calculated at the Note Interest Rate with respect to the Interest Period relating to such Borrowing, provided that if any principal amount described in clause (a) or (b) together with interest accrued thereon to the date of payment is paid prior to the end of such Accrual Period pursuant to Section 3.8 of the Sale and Servicing Agreement, then (x) Note Monthly Interest with respect to such Accrual Period shall not include the amount of interest so prepaid and (y) such principal amount shall cease accruing interest as of the date preceding such prepayment. Amounts prepaid pursuant to such Section 3.8 shall be allocated among the amounts set forth in clauses (a) and (b) of the preceding sentence by the Agent, after consultation with the Servicer.

                  "OAC" has the meaning specified in the preamble to this Agreement.

                  "Owners" shall mean the Purchasers that are owners of record of the Notes or, with respect to any Note held by the Agent hereunder as nominee on behalf of Purchasers, the Purchasers that are owners of the Class A Outstanding Amount represented by such Note as reflected on the books of the Agent in accordance with this Agreement.

                  "Other Parties" has the meaning assigned to such term in subsection 6.4(b).

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                  "Owner Trustee" means Wilmington Trust Company, a Delaware banking company, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor thereto.

                  "Participant" has the meaning specified in subsection 8.1(d) of this Agreement.

                  "Participation" has the meaning specified in subsection 8.1(d) of the Agreement.

                  "Percentage Interest" shall mean, for a Purchaser on any day, the percentage equivalent of (a) the sum of (i) the aggregate of the portions of each Borrowing (if any) funded by such Purchaser prior to such day pursuant to
Section 10.1 of the Indenture, plus (ii) any portion of the Class A Outstanding Amount of the Notes acquired by such Purchaser as an Assignee from another Purchaser pursuant to a Transfer Supplement executed and delivered pursuant to
Section 8.1 of this Agreement, minus (iii) the aggregate amount of principal payments made to such Purchaser prior to such day, minus (iv) any portion of the Class A Outstanding Amount of the Notes assigned by such Purchaser to an Assignee pursuant to a Transfer Supplement executed and delivered pursuant to
Section 8.1 of this Agreement, divided by (b) the Class A Outstanding Amount of the Notes on such day.

                  "Purchase Limit" shall mean for any date the aggregate Commitments of the Purchasers on such date.

                  "Purchaser" has the meaning specified in the preamble to this Agreement.

                  "Related Documents" shall mean, collectively, this Agreement (including the Fee Letter and all Joinder Supplements and Transfer Supplements), the Indenture, the Custodial Agreement, the Notes, the Trust Agreement, the Certificates, the CSFBi Warrant, the CSFBi Warrant Registration Rights Agreement, the Agreement re Bankruptcy and the Sale and Servicing Agreement.

                  "Required Owners" shall mean, at any time, Owners having Percentage Interests aggregating greater than 50%.

                  "Required Purchasers" shall mean, at any time, Committed Purchasers having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers.

                  "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

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                  "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of February 9, 2001, among the Issuer, the Seller, the Servicer, the Depositor, the Transferor, the Backup Servicer, the Custodian and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Structured Purchaser" shall mean any Purchaser which is a special purpose corporation, the principal business of which consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein, and which is identified as a Structured Purchaser in the Joinder Agreement or Transfer Supplement by which such Committed Purchaser became a party to this Agreement.

                  "Support Facility" shall mean any liquidity or credit support agreement with a Structured Purchaser which relates to this Agreement (including any agreement to purchase an assignment of or participation in Notes).

                  "Support Party" shall mean any bank or other financial institution extending or having a commitment to extend funds to or for the account of a Structured Purchaser (including by agreement to purchase an assignment of or participation in Notes) under a Support Facility. Each Liquidity Provider for a Noncommitted Purchaser which is a Structured Purchaser shall be deemed to be a Support Party for such Structured Purchaser.

                  "Taxes" has the meaning assigned to such term in subsection 6.3(a).

                  "Term Out Rate" shall mean, as of any date, the sum of (i) the Applicable Treasury Yield as of such date, (ii) 7% and (iii) to the extent that the then-current "spread-to-treasuries" for manufactured housing backed notes with a comparable average life and a comparable issue size (calculated by taking the average of two bids for such spread-to-treasuries as determined by the Agent and two of the then ten top ranked lead underwriters for such securities or such other Persons as may be agreed to from time to time by the Issuer and the Purchasers) exceeds the spread set forth in clause (ii), such excess.

                  "Transfer" has the meaning specified in subsection 8.1(c) of this Agreement.

                  "Transferee" has the meaning specified in subsection 8.1(c) of this Agreement.

                  "Transfer Supplement" has the meaning specified in subsection 8.1(e) of this Agreement.

                  "Trust Agreement" means the trust agreement, dated as of February 9, 2001, between the Depositor and the Owner Trustee.

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                  "written" or "in writing" (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

         1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

         2.1 Purchases. (a) The Purchasers hereby direct that the Notes be registered in the name of the Agent, as nominee on behalf of the Purchasers from time to time hereunder. On and subject to the terms and conditions of this Agreement, one or more of the Purchasers shall advance to the Issuer, as the purchase price for the Notes, an amount equal to the Original Class A Note Principal Balance on the Closing Date. Such payment shall constitute a Borrowing for the purposes hereof and the Related Documents.

                  (b) On and subject to the terms and conditions of this Agreement and prior to the Facility Termination Date, (i) each Noncommitted Purchaser may advance its Noncommitted Purchaser Percentage of any Borrowing made pursuant to Section 10.1 of the Indenture, (ii) each Liquidity Provider, severally, agrees to acquire its respective Liquidity Percentage of each Borrowing not so acquired by its related Noncommitted Purchaser, and (iii) each Committed Purchaser, severally, agrees to advance its Committed Purchaser Percentage of each Borrowing so made; provided that in no event shall a Committed Purchaser be required on any date to make an advance exceeding its aggregate Available Commitment, determined prior to giving effect to such advance; provided, further that in no event shall Borrowings occur more frequently than twice every calendar week unless otherwise consented to by the Agent, in its sole discretion. Such advance shall be made available to the Issuer, subject to the satisfaction of the conditions specified in Section 3.2 hereof, at or prior to 2:00 p.m. New York City time on the applicable Borrowing Date by deposit of immediately available funds to the account specified by the Issuer.

                  (c) Each Borrowing on the applicable Borrowing Date shall be made on prior notice from the Issuer received by the Agent not later than 2:00 p.m. New York City time on the Business Day immediately preceding such Borrowing Date. Each such notice shall be irrevocable and shall specify (i) the aggregate amount of the Borrowing, and (ii) the applicable Borrowing Date (which shall be a Business Day). The Agent shall promptly forward a copy of such notice to each Purchaser. Each Noncommitted Purchaser shall notify the Agent by 9:30

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a.m., New York City time, on the applicable Borrowing Date whether it has determined to make the advance requested pursuant to this subsection 2.1. In the event that a Noncommitted Purchaser shall not have timely provided such notice such Noncommitted Purchaser shall be deemed to have determined not to make such purchase. The Agent shall notify the Issuer, the Servicer and each Liquidity Provider for such Noncommitted Purchaser on or prior to 10:00 a.m., New York City time, on the applicable Borrowing Date of whether such Noncommitted Purchaser has so determined to advance its share of the Borrowing, and, in the event that Noncommitted Purchasers have not determined to advance the Borrowing, the Agent shall specify in such notice (i) the portion of the Borrowing to be advanced by each Liquidity Provider, and (ii) the applicable Borrowing Date (which shall be a Business Day). The Agent shall notify the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Indenture Trustee and each Purchaser not later than the Business Day following the applicable Borrowing Date of the identity of each Purchaser which advanced any portion of the Borrowing on such day, whether such Purchaser was a Noncommitted Purchaser or a Committed Purchaser and the portion of the Borrowing advanced by such Purchaser.

                  (d) In no event may any Borrowing be made hereunder or under
Section 10.1 of the Indenture, nor shall any Committed Purchaser be obligated to advance any portion of any Borrowing, to the extent that such Borrowing would exceed the aggregate Available Commitments.

                  (e) The Notes shall be paid as provided in the Indenture, and the Agent shall allocate to the Owners each payment in respect of the Notes received by the Agent in its capacity as Noteholder as provided therein. Payments in reduction of the Class A Outstanding Amount of the Notes shall be applied to Owners pro rata based on their respective Percentage Interests of the Class A Outstanding Amount of Notes.

                  (f) The Agent shall keep records of each Borrowing, each Interest Period applicable thereto, the interest rate(s) applicable to the Notes and each payment of principal and interest thereon. Such records shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error.

         2.2 Reductions of Commitments. (a) At any time the Issuer may, upon at least three Business Days' prior written notice to the Agent, terminate the Commitments or reduce the aggregate Commitments or, with the consent of the Agent, terminate or reduce the Commitment of one or more Purchasers. Each such partial reduction shall be in an aggregate amount of $10,000,000 or integral multiples of $1,000,000 in excess thereof (or such other amount requested by the Issuer to which the Agent consents). Reductions of the aggregate Commitments of all Purchasers pursuant to this subsection 2.2(a) shall be allocated (i) to the Commitment of each Committed Purchaser, other than a Commitment held as a Liquidity Provider, pro rata based on the Commitment Percentage represented by such Commitment, and (ii) to the aggregate Commitments of Liquidity Providers for each Noncommitted Purchaser pro rata based on the

Noncommitted Purchaser Percentage of such Noncommitted Purchaser, and the portion of any such reduction which is so allocated to the aggregate Commitments of Liquidity Providers for a Noncommitted Purchaser shall be allocated to the Commitment of each such Liquidity Provider pro rata based on its respective Liquidity Percentage. No reduction or termination of the Commitments shall reduce the aggregate Commitments below the outstanding principal amount of the Notes.

                  (b) On the Facility Termination Date, the Commitment of each Committed Purchaser shall be automatically reduced to zero.

                  (c) Subject to the provisions of subsections 8.1(a) and 8.1(b), any Person may from time to time with the consent of the Agent and the Issuer become a party to this Agreement as an initial Noncommitted Purchaser or an initial Committed Purchaser by (i) delivering to the Issuer an Investment Letter and (ii) entering into an agreement substantially in the form attached hereto as Exhibit B hereto (a "Joinder Supplement"), with the Agent and the Issuer, acknowledged by the Servicer, which shall specify (A) the name and address of such Person for purposes of Section 9.2 hereof, (B) whether such Person will be a Noncommitted Purchaser or Committed Purchaser and, if such Person will be a Committed Purchaser, and its Commitment, (C) if such Person is a Noncommitted Purchaser, the identity of its Liquidity Providers and their respective Liquidity Percentages, (D) if such Person is a Liquidity Provider, the Noncommitted Purchaser for which it is acting as such and the portion of such Person's Commitment which is held by it in its capacity as Liquidity Provider, and (E) the other information provided for in such form of Joinder Supplement. Upon its receipt of a duly executed Joinder Supplement, the Agent shall on the effective date determined pursuant thereto give notice of such effectiveness to the Issuer, the Servicer and the Indenture Trustee.

         2.3 Fees, Expenses, Payments, Etc. (a) The Issuer and Seller agree to pay to the Agent for the account of the Purchasers, the Fees and other amounts payable by them set forth in the Fee Letter at the times specified therein.

                  (b) The Seller further agrees to pay within 30 days following receipt of an invoice therefor to the Agent and the initial Purchasers all reasonable costs and expenses in connection with the preparation, execution, delivery, administration (including any amendments, waivers or consents of any of the Related Documents requested by the Seller or its Affiliates) of this Agreement and each related Support Facility to the extent related to the Notes, and the other documents to be delivered hereunder or in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and each of the initial Purchasers with respect thereto.

                  (c) The Issuer agrees to pay to the Agent and, following the occurrence and during the continuance of an Event of Default, each Purchaser, promptly following presentation of an invoice therefor, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of any of the Related Documents, and the other documents delivered thereunder or in connection therewith.

                  (d) The Seller further agrees to pay on demand any and all stamp, transfer and other taxes and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents or the other documents and agreements to be delivered hereunder and thereunder or otherwise in connection with the issuance of the Notes, and agrees to save each Purchaser and the Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

                  (e) Interest, periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the Fee Letter, on the basis of a 360-day year and for the actual days elapsed, provided that interest paid based on the rate set forth in clause (a) of the definition of Base Rate shall be calculated on the basis of a 365 or 366-day year, as the case may be, and for actual days elapsed.

                  (f) All payments to be made hereunder or under the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:30 p.m., New York City time, on the due date thereof to the Agent's account specified in subsection 9.2(b) hereof, in United States dollars and in immediately available funds. Payments received by the Agent after 2:30 p.m. New York City time shall be deemed to have been made on the next Business Day. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall accrue thereon at the applicable rate during such extension. To the extent that
(i) the Indenture Trustee, the Depositor, the Transferor, the Seller, the Issuer or the Servicer makes a payment to the Agent or a Purchaser or (ii) the Agent or a Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a Indenture Trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Agent or the Purchasers, as the case may be.

         2.4 Indemnification. (a) OAC (the "Indemnitor") agrees to indemnify and hold harmless the Agent, each Purchaser and each Affected Party and any directors, officers, employees or agents, of the Agent, the Purchasers or the Affected Parties (each such Person being referred to as an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (including reasonable fees and expenses of legal counsel) which such Indemnitee may incur (or which may be claimed against such Indemnitee) arising out of, by reason of or in connection with the execution and delivery of, or payment or other performance under, or the failure by a Person other than an Indemnitee to make payments or perform under, any Related Document or the issuance of the Notes (including in connection with the preparation for defense of any investigation, litigation or proceeding arising out of, related to or in connection with such execution, delivery, payment, performance or issuance), except (i) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct, bad faith, recklessness or gross negligence of, or breach of any representation or warranty in any Related Document or Support Facility by, any Indemnitee, (ii) to the extent that any such claim, damage, loss, liability, cost or expense is covered or addressed by subsection 2.3(c) or (d) hereof, (iii) to the extent that any such claim, damage, loss, liability, cost or expense relates to disclosure made by an Indemnitee, the Owner Trustee or the Indenture Trustee in connection with an Assignment or Participation pursuant to Section 8.1 of this Agreement which disclosure is not based on information given to such Indemnitee by or on behalf of the Seller, the Servicer, the Transferor or the Depositor, or any affiliate thereof or by or on behalf of the Indenture Trustee, (iv) to the extent that such claim, damage, loss, liability, cost or expense shall be caused by any default in payment of any Receivable, (v) to the extent such claim, damage, loss, liability, cost or expense shall be caused by any act or default of a successor Servicer which is not an Affiliate of OAC, (v) to the extent such claim, damage, loss, liability, cost or expense shall be caused by any mismatch between the interest rate paid on the Notes and the cost to any Purchaser of obtaining funds to maintain its investment the Notes or (v) to the extent such claim, damage, loss, liability, cost or expense shall be caused by any increase in the LIBO Rate. The foregoing indemnity shall include any claims, damages, losses, liabilities, costs or expenses to which any such Indemnitee may become subject under Securities Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or other federal or state law or regulation arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any disclosure document relating to the Notes or any amendments thereof or supplements thereto, in any case, provided or approved by the Issuer (other than statements provided by the Indemnitee expressly for inclusion therein) or arising out of, or based upon, the omission or the alleged omission to state a material fact necessary to make the statements therein or any amendment thereof or supplement thereto, in light of the circumstances in which they were made, not misleading (other than with respect to statements provided by the Indemnitee expressly for inclusion therein).

                  (b) Promptly after the receipt by an Indemnitee of a notice of the commencement of any action against an Indemnitee, such Indemnitee will notify the Agent and the Agent will, if a claim in respect thereof is to be made against the Indemnitor pursuant to subsection 2.4(a), notify such Indemnitor in writing of the commencement thereof; but the omission so to notify such party will not relieve such party from any liability which it may have to such Indemnitee pursuant to the preceding paragraph except to the extent the Indemnitor is materially prejudiced by such failure. If any such action is brought against an Indemnitee and it notifies the Indemnitor of its commencement, the Indemnitor will be entitled to participate in and, to the extent that it so elects by delivering written notice to the Indemnitee after receiving notice of the commencement of the action from the Indemnitee, to assume the defense of any such action, with counsel mutually satisfactory to such Indemnitor and each affected Indemnitee. After delivery of such notice by an Indemnitor to an Indemnitee, the Indemnitor will not be liable to such Indemnitee for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the Indemnitee in connection with the defense of such action. Each Indemnitee will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of the such Indemnitee unless (i) the employment of such counsel by such Indemnitee has been authorized in writing by the Indemnitor, (ii) the Indemnitor shall have failed to assume the defense and employ counsel, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnitee and either the Indemnitor or another person or entity that may be entitled to indemnification from the Indemnitor (by virtue of this Section 2.4 or otherwise) and such Indemnitee and the Indemnitor shall have been advised by counsel to the Indemnitor that there are one or more legal defenses available to such Indemnitee which are different from or additional to those available to an Indemnitor or such other party and which present a conflict of interest or shall otherwise have reasonably determined that the co-representation would present a conflict of interest (in which case the Indemnitor will not have the right to direct the defense of such action on behalf of the Indemnitee). In any such case described in clauses (i) through (iii) of the preceding sentence, the reasonable fees, disbursements and other charges of counsel to such Indemnitee will be at the expense of the Indemnitor; it being understood that in no event shall the Indemnitor be liable for the fees, disbursements and other charges of more than one counsel (in addition to any local counsel) for all Indemnitees in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. The Indemnitor shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with the written consent of the Indemnitor or if there shall be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnitor agrees to indemnify and hold harmless any Indemnitee to the extent set forth herein from and against any loss, claim, damage, liability or reasonable expense by reason of such settlement or judgment. The Indemnitor shall not, without the prior written consent of an Indemnitee (not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder, if such settlement, compromise or consent includes an admission of culpability or wrong-doing on the part of such Indemnitee or the entry or an order, injunction or other equitable or nonmonetary relief (including any administrative or other sanctions or disqualifications) against such Indemnitee or if such settlement, compromise or consent does not includes an unconditional release of such Indemnitee from all liability arising out of such claim, action, suit or proceeding.

                  (c) The obligations of OAC under this Section 2.4 shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement. Without limiting the foregoing, neither the lack of validity or enforceability of, or any modification to, any Related Document nor the existence of any claim, setoff, defense (other than a defense of payment) or other right which OAC may have at any time against the Agent any Purchaser, any Affected Party or any other Person, whether in connection with any Related Document or any unrelated transactions, shall constitute a defense to such obligations.

             (d) Each Affected Party shall be entitled to receive indemnification pursuant to this Section 2.4 as though it were a Purchaser and this Section 2.4 applied to its interest in or commitment to acquire an interest in the Notes.

         2.5 Events of Default. If any Event of Default shall occur and be continuing, (A) if such event is an Event of Default specified in paragraph (d) of the definition thereof with respect to the Issuer, automatically the Commitments shall immediately terminate, and (B) if such event is any other Event of Default, with the consent of the Required Purchasers and the Required Owners, the Agent may, or upon the request of the Required Purchasers and the Required Owners, the Agent shall, by notice to the Issuer, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate.

         2.6 Notification of Note Monthly Interest. On the third Business Day immediately preceding each Payment Date, the Agent shall calculate the Note Monthly Interest applicable to all Notes for the applicable Accrual Period and shall notify the Indenture Trustee and the Servicer of such amount by written notice in the form of Exhibit C hereto. Such rate and amount shall be calculated using an estimate of the Note Interest Rate, if necessary, for the remaining days in such Accrual Period.

                        SECTION 3. CONDITIONS PRECEDENT

         3.1 Condition to Initial Purchase. The following shall be conditions precedent to the initial purchase by any Purchaser of the Notes unless waived by the Agent with the consent of the Required Purchasers:

             (a) This Agreement shall have been executed and delivered, and the Related Documents shall have been executed and delivered and shall have become effective in accordance with their respective terms.

             (b) All of the terms, covenants, agreements and conditions of this Agreement, the Fee Letter and the Related Documents to be complied with and performed by OAC, the Seller, the Servicer, the Issuer, the Depositor, the Transferor, the Owner Trustee or the Indenture Trustee, as the case may be, by the Closing Date shall have been complied with in all material respects or otherwise waived by the Agent.

             (c) Each of the representations and warranties of each of OAC, the Seller, the Servicer, the Issuer, the Depositor, the Transferor, the Owner Trustee or the Indenture Trustee, as the case may be, made in this Agreement and in the Related Documents shall be true and correct in all material respects as of the time of the Closing Date as though made as of such time (except to the extent that they expressly relate to an earlier or later time).

             (d) No Default or Event of Default shall have occurred and be continuing

             (e) The Agent shall have received:

                  (i) Certified copies of the resolutions of the Board of Directors or comparable body of each of OAC, OHC, the Transferor and the Depositor approving this Agreement and the other Related Documents to which it is a party and any other documents contemplated thereby and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Related Documents to which it is a party and any other documents contemplated thereby;

                  (ii) An officer's certificate of each of OAC, OHC, the Transferor, the Depositor and the Owner Trustee, certifying the names and true signatures of the officers authorized to sign this Agreement and the other Related Documents and any other documents to be delivered by it hereunder or thereunder;

                  (iii) A copy of the bylaws of each of OAC and OHC, certified by an officer thereof;

                  (iv) A certified copy of the charter or limited liability company agreement of each of OAC, OHC, the Transferor and the Depositor, a certificate as to the good standing of each of OAC and OHC from the Secretary of State of the State of North Carolina and a certificate as to the good standing of each of the Transferor and the Depositor from the Secretary of State of the State of Delaware, in each case dated as of a recent date;

                  (v) Proper financing statements under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership and security interests contemplated by the Sale and Servicing Agreement, the Indenture and this Agreement;

                  (vi) Executed copies of proper financing statements, if any, necessary to release all security interests and other rights, if any, of any Person in the Trust Estate previously granted by the Transferor, the Seller, the Depositor or the Issuer;

                  (vii) Completed requests for information, dated on or before the Closing Date, in all jurisdictions referred to in subsection (vi) above that name the Issuer, the Transferor, the Depositor or OAC as debtor, together with copies of such other financing statements;

                  (viii) An opinion of Hunton & Williams, special counsel to OAC, dated the Closing Date, in form and substance satisfactory to the Agent;

                  (ix) An opinion of Richards, Layton & Finger, counsel to the Owner Trustee and special Delaware counsel to the Issuer, dated the Closing Date, in form and substance satisfactory to the Agent;

                  (x) An opinion of internal counsel for the Indenture Trustee, Custodian and Backup Servicer, dated the Closing Date, in form and substance satisfactory to the Agent;

                  (xi) A favorable written opinion of Loeb & Loeb, counsel for the Transferor, dated the Closing Date, in form and substance satisfactory to the Agent;

                  (xii) A copy of the documentation evidencing the release of all liens attaching to the Receivables pursuant to previous financings; and

                  (xiii) Such other documents, instruments, certificates and opinions as the Agent may reasonably request.

             (f) No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation by the Agent or the Purchasers of, or to invalidate, the transactions contemplated by this Agreement or the other Related Documents in any material respect.

             (g) Each of the Structured Purchasers shall have entered into total return swaps with Credit Suisse First Boston International in form and substance satisfactory to such Structured Purchaser.

             (h) OHC shall have issued the CSFBi Warrant, in substantially the form of Exhibit D hereto, to CSFBi.

             (i) OHC and CSFBI shall have entered into a Registration Rights Agreement, in substantially the form of Exhibit E hereto (the "CSFBi Warrant Registration Rights Agreement"), with respect to the CSFBi Warrant.

             (j) OHC, OAC and Oakwood Capital Corporation shall have executed and delivered to the Agent the Agreement re Bankruptcy (the "Agreement re Bankruptcy"), in substantially the form of Exhibit F hereto.

         3.2 Condition to Borrowings. The following shall be conditions precedent to each Borrowing hereunder unless waived by the Agent with the consent of the Required Purchasers:

             (a) the Issuer shall have timely delivered a notice of Borrowing pursuant to subsection 2.1(b) of this Agreement;

             (b) no Default or Event of Default shall have occurred and be continuing on such date;

             (c) both immediately prior to and after giving effect to such Borrowing and the application of the proceeds thereof as provided herein and in the Indenture, the Class A Outstanding Amount of the Notes shall not exceed the Borrowing Base;

             (d) the conditions set forth in proviso (ii) of Section 10.1 of the Indenture with respect to such Borrowing shall have been satisfied.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties of OAC . OAC hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Borrowing Date:

             (a) It is a validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party.

             (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the other Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party. When executed and delivered, each of this Agreement and the other Related Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

             (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained by it in connection with the execution, delivery or performance of each of this Agreement and the other Related Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except for any UCC filings necessary to perfect the Liens granted pursuant to the Indenture or mortgage recordings required following an Assignment Event.

             (d) The execution, delivery and performance of each of this Agreement and the other Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its organizational documents, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, documents, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents to which it is a party).

             (e) Except as disclosed in writing to the Agent prior to the Closing Date, there is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties that is expected by it to have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party.

             (f) It has delivered to the Agent complete and correct copies of OHC's audited financial statements for the years ended September 30, 1998, September 30, 1999 and September 30, 2000.

             (g) No report, statement, exhibit or other written information required to be furnished by OAC or any of its Affiliates to the Agent or any Purchaser pursuant to this Agreement or the other Related Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent at such time) as of the date so furnished.

             (h) Each of the Related Documents to which it is a party is in full force and effect with respect to it and no Default or Event of Default has occurred with respect to it.

             (i) OAC repeats and reaffirms to the Agent and the Owners each of the representations and warranties of OAC in the Section 2.1 of the Sale and Servicing Agreement and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects.

             (j) As of the Closing Date, based upon, among other things, the representations and warranties and covenants of the Agent and the Purchasers hereunder, the sale of the Notes by the Issuer pursuant to the terms of this Agreement and the Indenture will not require the registration of such Notes under the Securities Act.

             (k) All tax returns (federal, state and local) required to be filed with respect to OAC have been filed (which filings may be made by an Affiliate of OAC on a consolidated basis covering OAC and other Persons) and there has been paid or adequate provision made for the payment of all taxes, assessments and other governmental charges in respect of OAC (or in the event consolidated returns have been filed, with respect to the Persons subject to such returns) and any taxes for which adequate provision has not been made would not have a material adverse effect on OAC's ability to perform its obligations hereunder.

             (l) The Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended, and none of OAC, the Depositor, the Transferor or the Issuer is required to be registered under the Investment Company Act of 1940, as amended.

             (m) There has not been any material adverse change in the business, operations, financial condition, properties or assets of OAC since the year ended September 30, 2000.

             (n) As of the Closing Date, the chief executive office of OAC is at the address indicated in Section 9.2 hereof.

             (o) Since the Closing Date (except as approved by the Agent in writing), there have been no material changes in the Credit and Collection Policy.

             (p) As of the date hereof: (i) OAC has only the subsidiaries and divisions listed on Schedule IV to the Sale and Servicing Agreement; and (ii) OAC has, within the last five (5) years, operated only under the tradenames identified in Schedule IV to the Sale and Servicing Agreement, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in such
Schedule IV.

             (q) OAC and each Affiliate thereof is in compliance in all material respects with ERISA and no lien in favor of the Pension Benefit Guaranty Corporation on any of the Contracts or Receivables shall exist.

             (r) The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Schedule III to the Sale and Servicing Agreement (or have been notified to the Indenture Trustee).

         4.2 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Borrowing Date:

             (a) It is a business trust validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party.

             (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the other Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party. When executed and delivered, each of this Agreement and the other Related Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

             (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained by it in connection with the execution, delivery or performance of each of this Agreement and the other Related Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except for any UCC filings necessary to perfect the Liens granted pursuant to the Indenture or mortgage recordings required following an Assignment Event.

             (d) The execution, delivery and performance of each of this Agreement and the other Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, the Trust Agreement, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents to which it is a party).

             (e) Except as disclosed in writing to the Agent prior to the Closing Date, there is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the other Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties that it expects to have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party.

             (f) No report, statement, exhibit or other written information required to be furnished by it or any of its Affiliates to the Agent or any Purchaser pursuant to this Agreement or the other Related Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent at such time) as of the date so furnished.

             (g) The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and delivered to the Agent and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Indenture, this Agreement and the other Related Documents.

             (h) Each of the Related Documents to which it is a party is in full force and effect and no Default or Event of Default with respect to it has occurred and is continuing.

             (i) The Issuer repeats and reaffirms to the Agent and the Owners each of the representations and warranties made by it in each other document delivered in connection therewith, and represents that such representations and warranties are true and correct in all material respects.

             (j) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise or income taxes, in connection with the execution, delivery and performance by it of this Agreement and the other Related Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid or will be paid at or prior to the Closing Date to the extent then due.

         4.3 Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Borrowing Date:

             (a) It is a corporation validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party.

             (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the other Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party. When executed and delivered, each of this Agreement and the other Related Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

             (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained by it in connection with the execution, delivery or performance of each of this Agreement and the other Related Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except for any UCC filings necessary to perfect the Liens granted pursuant to the Indenture or mortgage recordings required following an Assignment Event.

             (d) The execution, delivery and performance of each of this Agreement and the other Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or By-laws, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents to which it is a party).

             (e) Except as disclosed in writing to the Agent prior to the Closing Date, there is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the other Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties that it expects to have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party.

             (f) No report, statement, exhibit or other written information required to be furnished by it or any of its Affiliates to the Agent or any Purchaser pursuant to this Agreement or the other Related Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent at such time) as of the date so furnished.

             (g) Each of the Related Documents to which it is a party is in full force and effect and Default or Event of Default with respect to it has occurred and is continuing.

             (h) The Transferor repeats and reaffirms to the Agent and the Owners each of the representations and warranties made by it in Section 2.1 of the Sale and Servicing Agreement and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects.

             (i) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise or income taxes, in connection with the execution, delivery and performance by it of this Agreement and the other Related Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid or will be paid at or prior to the Closing Date to the extent then due.

             (j) As of the Closing Date, the chief executive office of the Transferor is at the address indicated in Section 9.2 hereof.

         4.4 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Borrowing Date:

             (a) It is a limited liability company validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party.

             (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the other Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party. When executed and delivered, each of this Agreement and the other Related Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

             (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with the execution, delivery or performance of each of this Agreement and the other Related Documents to which it is a party that has not been duly obtained by it and that is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except for any UCC filings necessary to perfect the Liens granted pursuant to the Indenture or mortgage recordings required following an Assignment Event.

             (d) The execution, delivery and performance of each of this Agreement and the other Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its limited liability company agreement, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents to which it is a party).

             (e) Except as disclosed in writing to the Agent prior to the Closing Date, there is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the other Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties that it expects to have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party.

             (f) No report, statement, exhibit or other written information required to be furnished by it or any of its Affiliates to the Agent or any Purchaser pursuant to this Agreement or the other Related Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent at such time) as of the date so furnished.

             (g) Each of the Related Documents to which it is a party is in full force and no Default or Event of Default with respect to it has occurred and is continuing.

             (h) The Depositor repeats and reaffirms to the Agent and the Owners each of the representations and warranties made by it in Section 2.1 of the Sale and Servicing Agreement and in the Trust Agreement and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects.

             (i) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise or income taxes, in connection with the execution, delivery and performance by it of this Agreement and the other Related Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid or will be paid at or prior to the Closing Date to the extent then due.

             (j) As of the Closing Date, the chief executive office of the Depositor is at the address indicated in Section 9.2 hereof.

                              SECTION 5. COVENANTS

         5.1 Covenants . Each of the Seller, the Servicer, the Depositor, the Transferor, and the Issuer, each as to itself, covenants and agrees with the Agent and the Purchasers, through the Facility Termination Date and thereafter so long as any amount of the Notes shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Owners and the Required Purchasers shall otherwise consent in writing, that:

             (a) it shall perform in all material respects each of the respective covenants and other agreements made by it and comply in all material respects with each of the respective terms and provisions applicable to it under any of the other Related Documents to which it is party; it shall take all reasonable action to enforce the obligations of each of the other parties (other than the Note Agent and the Purchasers) to such Related Documents which are contained therein;

             (b) the Issuer and the Servicer shall furnish to the Agent a copy of each opinion, certificate, report, statement, notice or other communication (other than investment instructions) relating to the Notes which is furnished by or on behalf of it to the other or to the Indenture Trustee and furnish to the Agent, after receipt thereof, a copy of each notice, demand or other communication relating to the Notes, this Agreement or the Indenture received by the Issuer or the Servicer from the Indenture Trustee, the Depositor, the Transferor or the Seller; and (ii) such other information, documents records or reports respecting the Collateral, the Seller, the

Depositor, the Transferor, the Issuer or the Servicer as the Agent may from time to time reasonably request;

             (c) the Issuer shall furnish to the Agent on or before the date such reports are due under the Indenture copies of each of the reports and certificates required by Sections 3.9 and 3.14 of the Indenture;

             (d) Each of the Seller and the Servicer shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature (including tax obligations), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and appropriate reserves with respect thereto have been provided on the books of the Seller or the Servicer, as applicable;

             (e) Each of the Seller and the Servicer shall continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business and comply with all Requirements of Law, except where the failure to be so qualified or comply could not reasonably be expected to have a material adverse affect on the Seller or the Servicer, as applicable;

             (f) the Issuer, the Depositor, the Transferor, the Seller and the Servicer shall at any time from time to time during regular business hours, on reasonable notice to the Issuer, the Depositor, the Transferor, the Seller or the Servicer, as the case may be, permit the Agent, or its agents or representatives to:

                  (i) examine all books, records and documents (including computer tapes and disks) in its possession or under its control with respect to the Related Documents or the Receivables; and

                  (ii) visit its offices and property for the purpose of examining such materials described in clause (i) above.

             (g) the Issuer and the Servicer shall furnish to the Agent, promptly after obtaining actual knowledge of the occurrence of any Default or Event of Default, a certificate of the Issuer or an appropriate officer of the Servicer, as the case may be, setting forth the circumstances of such Default or Event of Default and any action taken or proposed to be taken by the Issuer or the Servicer with respect thereto;

             (h) it shall timely make all payments, deposits or transfers to be made by it and give all instructions to transfer required to be given by it under this Agreement and the Indenture;

             (i) the Seller, the Depositor, the Transferor, Issuer and the Servicer shall execute and deliver to the Agent or the Indenture Trustee all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Agent or the Indenture Trustee to enable any of them to exercise and enforce their respective rights under the Related Documents and to realize thereon, and record and file and rerecord and refile all such documents and instruments, at such time or times, in such manner and at such place or places, all as may be necessary or required by the Indenture Trustee or the Agent to validate, preserve, perfect and protect the position of the Indenture Trustee under the Indenture, provided no such action shall be inconsistent with the Indenture or contrary to instructions of the Indenture Trustee;

             (j) neither the Seller, the Depositor, the Transferor, the Issuer nor the Servicer will consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, except in the case of the Depositor, the Transferor, the Servicer or the Seller, (i) in accordance with Section 5.2 of the Sale and Servicing Agreement and (ii) with the prior written consent of the Required Owners and the Required Purchasers, provided that, without such consent, OAC may merge into Oakwood Acceptance Corporation, LLC, a Delaware limited liability company;

             (k) OAC will not resign as Servicer, unless (A) the performance of its duties under the Sale and Servicing Agreement is no longer permissible pursuant to Requirements of Law and there is no reasonable action which it could take to make the performance of such duties permissible under such Requirements of Law, or (B) the Required Owners and the Required Purchasers shall have consented thereto;

             (l) OAC shall furnish to the Agent:

                  (i) (1) as soon as available and in any event within 45 days after the end of each fiscal quarter of Oakwood Homes Corporation, a North Carolina corporation ("OHC"), the balance sheet of OHC and its consolidated subsidiaries as of the end of such quarter and statements of income and retained earnings of OHC and its consolidated subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of OHC and (2) as soon as available and in any event within 90 days after the end of each fiscal year of OHC, a copy of the annual report on Form 10-K for such year for OHC and its consolidated subsidiaries, containing financial statements for such year accompanied by an audit report of a nationally recognized firm of independent certified public accountants (or such other firm of independent certified public accountants acceptable to the Agent) which report shall be unqualified as to going concern and scope of audit and shall state the opinion that such consolidated financial statements present fairly the financial position of OHC and each of its consolidated subsidiaries at the dates indicated and the results of their operations and their cash flow for the periods indicated in conformity with generally accepted accounting principles and that the examination had been made in accordance with generally accepted auditing standards; and

                  (ii) Such other information (including financial information), documents, records or reports respecting the Notes, the Trust Estate, the Seller, the Servicer, the Depositor or the Issuer as the Agent may from time to time reasonably request.

             (m) Neither the Seller nor the Servicer shall make, or permit any Person to make, any material amendment, modification or change to, or provide any material waiver under, the Indenture or the other Related Documents without the prior written consent of the Agent.

             (n) Each of the Seller and the Servicer will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. Each of the Seller and the Servicer shall (i) notify the Agent ten (10) days prior to any amendment of or change in the Credit and Collection Policy and (ii) obtain the Agent's consent prior to any such amendment or change; provided that the Seller and the Servicer may immediately implement any changes (and provide notice to the Agent subsequent thereto) as may be required under applicable law from time to time upon the reasonable determination of the Seller or the Servicer, as the case may be. The underwriting, credit scoring, approval, servicing and collection policies and procedures applied to Receivables and the related Contracts originated by independent third parties shall be in accordance with the Credit and Collection Policy and in no event shall such Receivables and related Contracts be underwritten, credit scored, approved, serviced and collected more leniently or less stringently than those procedures applied to Receivables and related Contracts originated by the Seller or an Affiliate. The Seller and the Servicer shall (i) notify the Agent ten (10) days prior to the use of any retail installment sales contract related to the Financed Housing that contains material changes from the form of the Contract as of the Closing Date and (ii) obtain the Agent's consent prior to using such retail installment sales contract; provided that the Seller and the Servicer may immediately implement any changes (and provide notice to the Agent subsequent thereto) as may be required under applicable law from time to time upon the reasonable determination of the Seller or the Servicer, as the case may be.

             (o) The Seller shall cause to be delivered to the Agent, within thirty (30) days following receipt of a written request from the Agent, at the expense of the Seller, the written report of a review conducted by an independent auditor acceptable to the Agent of a random sampling of Contracts that are held by the Custodian, together with all related Contract Documents held by the Custodian.

             (p) The Servicer shall instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account. In the event either the Seller or the Servicer receives any Collections, the Seller or the Servicer, as the case may be, shall hold in trust, and deposit, immediately, but in any event not later than one (1) Business Day of its receipt thereof, to a Lock-Box Account all such Collections.

             (q) The Seller and the Servicer shall notify the Agent within five
(5) Business Days of obtaining knowledge thereof, of any fraudulent activity or theft in the origination or servicing of Receivables or the related Contracts that results or may result in a loss of at least $250,000.

             (r) Except as otherwise provided herein, neither the Seller, the Servicer, the Depositor, the Transferor nor the Issuer will sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon .(or the filing of any financing statement) or with respect to, any Receivable or related Contract, or upon or with respect to any Lock-Box Account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

             (s) Except as otherwise permitted in the Sale and Servicing Agreement or with the prior written consent of the Agent, neither the Seller nor the Servicer will extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

             (t) Neither the Seller nor the Servicer will add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Schedule III to the Sale and Servicing Agreement or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Agent shall have received written notice of such addition, termination or change at least 30 days prior thereto.

             (u) Neither the Seller, the Depositor, the Transferor nor the Issuer will change its name, identity or structure or its chief executive office, unless at least 30 days prior to the effective date of any such change such person delivers to the Indenture Trustee and the Agent UCC financing statements, executed by such Person necessary to reflect such change and to continue the perfection of the Indenture Trustee's interest in the Receivables.

             (v) Each of the Depositor and the Transferor covenants and agrees with the Agent and the Purchasers that, unless the Agent shall otherwise consent in writing:

                  (i) It shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that its assets are available to pay the creditors of OHC or any Affiliate thereof (other than as expressly provided herein).

                  (ii) It shall maintain corporate records and books of account separate from those of OHC and any Affiliate (other than, in the case of the Depositor, itself) thereof.

                  (iii) It shall obtain proper authorization for all action requiring such authorization.

                  (iv) It shall pay its own operating expenses and liabilities from its own funds.

                  (v) In the case of the Depositor, the annual financial statements of OHC shall disclose the effects of the transactions contemplated hereby in accordance with generally accepted accounting principles.

                  (vi) Its resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by it as part of its official records.

                  (vii) It shall maintain an arm's-length relationship with OHC and its Affiliates (other than, in the case of the Depositor, itself), and shall not hold itself out as being liable for the debts of OHC or any of its Affiliates (other than, in the case of the Depositor, itself).

                  (viii) It shall keep its assets and liabilities separate from those of all other entities other than as permitted herein.

                  (ix) It shall not maintain bank accounts or other depository accounts to which any Affiliate is an account party or from which any Affiliate has the power to make withdrawals.

                  (x) It shall not amend, supplement or otherwise modify its organizational documents, except in accordance therewith and with the prior written consent of the Agent.

                  (xi) It shall not create, incur, assume or suffer to exist any indebtedness on which it is obligated, except as contemplated by this Agreement and the other Related Documents. It shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person (other than the Receivables), agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital. It shall not be party to any indenture, agreement, mortgage, deed of trust or other instrument other than this Agreement and the other Related Documents.

                  (xii) It shall not enter into, or be a party to any transaction with any of its Affiliates, except as contemplated by this Agreement and the other Related Documents.

                  (xiii) It shall observe all procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests hereunder of the Purchasers or the Agent or its ability to perform its obligations hereunder.

                  (xiv) It shall not form, or cause to be formed, any subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness (other than the Receivables), acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein.

              SECTION 6. INCREASED COSTS, INCREASED CAPITAL, ETC.

         6.1 Increased Costs. Subject to the provisions of Section 6.4, if, due to the introduction of or any change (including any change by way of imposition or increase of reserve requirements generally) in or in the Interpretation of any law or regulation or the general imposition of any guideline or general request from any central bank or other governmental authority after the date hereof, there shall be an increase in the cost to an Affected Party of making, funding or maintaining any investment in the Notes or any interest therein or of agreeing to purchase or invest in the Notes or any interest therein, as the case may be (other than by reason of any Interpretation of or change in laws or regulations relating to Taxes or Excluded Taxes), the Issuer shall, upon written demand by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights) (with a copy to the Agent), direct the Servicer and the Indenture Trustee in writing to pay to the Agent for the benefit of such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also a Purchaser hereunder) that portion of such increased costs incurred which such Affected Party reasonably determines is attributable to making, funding or maintaining any investment in the Notes or any interest therein or agreeing to purchase or invest in the Notes or any interest therein, as the case may be. In determining such amount, such Affected Party may use any reasonable averaging and attribution methods, consistent with the averaging and attribution methods generally used by such Affected Party in determining amounts of this type. A certificate as to such increased costs incurred submitted to the Servicer, the Issuer and the Agent, setting forth the calculation thereof in reasonable detail, shall be prima facie evidence as to the amount of such increased costs. Any Affected Party that incurs such increased costs as described in this Section 6.1 (or, if such Affected Party is not a Purchaser, the Purchaser from whom such Affected Party derives its rights) shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such increased costs; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Affected Party, such steps would be materially disadvantageous to such Affected Party.

         6.2 Increased Capital. Subject to the provisions of Section 6.4, if the introduction of or any change in or in the Interpretation of any law or regulation or the general imposition of any guideline or general request from any central bank or other governmental authority after the date hereof, affects or would affect the amount of capital required to be maintained by any Affected Party after the date hereof, and such Affected Party determines that the amount of such capital is increased as a result of (i) the existence of such Affected Party's agreement to make or maintain an investment in the Notes or any interest therein or (ii) the existence of any agreement by such Affected Party to make or maintain an investment in the Notes or any interest therein or to fund any such investment after the date hereof, then, upon written demand by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights) (with a copy to the Agent), the Issuer shall direct the Servicer and the Indenture Trustee in writing to pay to the Agent for the benefit of such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also a Purchaser hereunder), additional amounts, as specified by such Affected Party, sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party reasonably determines such increase in capital to be allocated to the existence of such Affected Party's agreement described in clause (i) above or the commitments of such Affected Party described in clause
(ii) above. In determining such amounts, such Affected Party may use any reasonable averaging and attribution methods, consistent with the averaging and distribution methods generally used by such Affected Party in determining amounts of this type. A certificate as to such amounts submitted to the Servicer, the Issuer and the Agent by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights), setting forth the calculation thereof in reasonable detail, shall be prima facie evidence of the amounts so owed. Any Affected Party that is entitled to compensation for increases in capital as described in this Section
6.2 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such compensation; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Affected Party, such steps would be materially disadvantageous to such Affected Party.

         6.3 Taxes. (a) Any and all payments and deposits required to be made hereunder or under the Indenture or the Sale and Servicing Agreement to or for the benefit of a Purchaser shall be made, to the extent allowed by law, free and clear of and without deduction for any and all present or future United States taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes, levies, imposts, deductions, charges or withholdings imposed on, or measured by reference to, the net income of such Purchaser, franchise taxes imposed on such Purchaser, and taxes (other than withholding taxes), levies, imposts, deductions, charges or withholdings imposed on the receipts or gross receipts of such

Purchaser by any of (i) the United States or any State thereof, (ii) the state or foreign jurisdiction under the laws of which such Purchaser is organized, with which it has a present or former connection (other than solely by reason of this Agreement), or in which it is otherwise doing business, (iii) any political subdivision thereof or (iv) any state or other jurisdiction (or any political subdivision thereof) in which any commitment with respect to, or investment in, the Notes is held or with which any such income or receipts are otherwise connected (all such excluded items being referred to as "Excluded Taxes" and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than Excluded Taxes being referred to as "Taxes"). If the Indenture Trustee, as directed by the Agent, shall be required by law to deduct any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any instrument delivered hereunder to or for the benefit of a Purchaser
(A) subject to Section 6.4 below, such sum shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums required to be paid or deposited under this
Section 6.3) the amount received by such Purchaser, or otherwise deposited hereunder or under such instrument, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (B) the Indenture Trustee, as directed by the Agent, shall make such deductions and (C) the Indenture Trustee, as directed by the Agent, shall pay the full amount of such deductions to the relevant taxation authority or other authority in accordance with applicable laws.

             (b) Subject to the limitations set forth in subsection 6.3(d) and
Section 6.4 below, the Issuer shall indemnify each Owner for, and shall direct the Servicer and the Indenture Trustee in writing to pay to the Agent for the benefit of such Owner, the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6.3) paid by such Owner due to the modification of or any change in or in the Interpretation or administration by any governmental or regulatory agency or body charged with the Interpretation or administration of any law or regulation relating to Taxes after the date hereof (including interest) arising therefrom or required to be paid with respect thereto. Each Owner (or, if such Owner is not a Purchaser, the Purchaser from whom such Owner derives its rights) agrees to promptly notify the Servicer, the Agent and the Issuer of any payment of such Taxes made by it and, if practicable, any request, demand or notice received in respect thereof prior to such payment. Each Owner shall be entitled to payment of this indemnification within 30 days from the date such Owner (or, if such Owner is not a Purchaser, the Purchaser from whom such Owner derives its rights) makes written demand therefor to the Servicer, the Agent and the Issuer. A certificate as to the amount of such indemnification submitted to the Issuer and the Agent by such Owner setting forth in reasonable detail the basis for and the calculation thereof, shall be prima facie evidence of the amounts so owed.

             (c) Within 30 days after the date of any payment of Taxes, the Issuer will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

             (d) Each Owner thereof hereby agrees to complete, execute and deliver to the Indenture Trustee from time to time prior to the date on which such Owner will be entitled to receive distributions pursuant to the Indenture, the Sale and Servicing Agreement or this Agreement, Internal Revenue Service W-8IMY, W-9, W-8EXP, W-8ECI or W-8BEN (or any successor form), as applicable, or such other forms or certificates as may be required under the laws of any applicable jurisdiction in order to permit the Indenture Trustee to make payments to, and deposit funds to or for the account of, such Owner hereunder and under the Indenture and the Sale and Servicing Agreement without any deduction or withholding for or on account of any Taxes. Each Owner agrees to provide, to the extent permitted by law, like additional subsequent duly executed forms on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it and to provide such extensions or renewals as may be reasonably requested by the Issuer. Each Owner further agrees that compliance with this subsection 6.3(d) (including by reason of Section 8.1 in the case of any assignment, sale or other transfer of any interest in the Notes) is a condition to the payment of any amount otherwise due pursuant to subsections 6.3(a) and (b) hereof.

             (e) Each Purchaser, as of the date hereof, and each other Owner, as of the date such Person becomes an Owner entitled to receive distributions pursuant to this Agreement, the Sale and Servicing Agreement or the Indenture, hereby represents and warrants to the Issuer that it is not subject to gross-up or indemnity of Taxes under subsection 6.3(a) or (b) from or in any respect of any sum required to be paid or deposited under this Agreement, the Indenture, the Sale and Servicing Agreement or under any instrument delivered pursuant to any of them to or for the benefit of any Owner.

             (f) Any Owner entitled to the payment of any additional amount pursuant to this Section 6.3 (or, if such Owner is not a Purchaser, the Purchaser from whom such Owner derives its rights) shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such payment; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Owner, such steps would be materially disadvantageous to such Owner.

         6.4 Nonrecourse Obligations; Limited Recourse. (a) Notwithstanding any provision in any other Section of this Agreement to the contrary, the obligation of the Issuer to pay any amounts payable to the Purchasers or any Owner pursuant to this Agreement shall be without recourse to the Issuer (or its assignee, if applicable), the Indenture Trustee or any Affiliate, officer, director, employee or other representative of any of them and the obligation to pay any amounts hereunder shall be limited solely to the application of the Trust Estate, to the extent that such amounts are available therefrom for distribution on any Payment Date.

             (b) Other than in respect of the payment of the Purchase Price or any Borrowings it elects to fund, notwithstanding any provision in any other Section of this

Agreement to the contrary, all payments to be made by a Structured Purchaser under this Agreement shall be made by such Structured Purchaser solely from available cash, which shall be limited to collections and other amounts payable to such Structured Purchaser pursuant to this Agreement, the Sale and Servicing Agreement and the Indenture and other cash of such Structured Purchaser that, in each case, is not designated to pay any other amount. The parties to this Agreement other than each Structured Purchaser (the "Other Parties") hereby acknowledge that, pursuant to the terms of this Agreement, each Structured Purchaser is or may be required from time to time to make certain payments to one or more of the Other Parties, either as compensation for services rendered, reimbursement for out-of-pocket expenses, indemnification or otherwise. The Other Parties hereby agree, notwithstanding any provision in any other Section of this Agreement to the contrary, other than in respect of the payment of the Purchase Price or any Borrowings it elects to fund, that (i) no Structured Purchaser shall make any such payment to any Other Party, (ii) no Structured Purchaser shall have any duty, liability or obligation to make any such payment to any Other Party, (iii) no such payment shall be due from any Structured Purchaser and (iv) no Other Party shall have any right to enforce any claim against any Structured Purchaser in respect of any such payment, in each case at any time that any commercial paper notes issued by such Structured Purchaser are outstanding and no Bankruptcy Event (as defined below) has occurred and is continuing, in each case, unless and to the extent that (x) the making of such payment by such Structured Purchaser would not render such Structured Purchaser insolvent and (y) such Structured Purchaser has received funds with respect to such obligations which may be used to make such payment and such funds are not required to pay commercial paper notes of such Purchaser when due. As used in this subsection 6.4(b), "Bankruptcy Event" means (A) the entry against a Structured Purchaser of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, or the institution of any proceeding against such Structured Purchaser seeking any of the foregoing, and the continuance of any such decree or order, or any such proceeding, in each case unstayed and in effect for a period of 60 consecutive days, or (B) the consent by such Structured Purchaser to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Structured Purchaser or the filing by such Structured Purchaser of a petition seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization or relief of debtors or seeking the entry of any order for relief or the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, (C) a Structured Purchaser's admission of its inability to pay its debts as they become due or (D) the entry into an assignment for the benefit of creditors by any Structured Purchaser.

                              SECTION 7. THE AGENT

         7.1 Appointment. Each Purchaser hereby irrevocably designates and appoints the Agent as the agent of such Purchaser under this Agreement, and each such Purchaser irrevocably authorizes the Agent, as the agent for such Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to the Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

         7.2 Delegation of Duties. The Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         7.3 Exculpatory Provisions. Neither the Agent nor its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the other Related Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller, the Depositor, the Transferor, the Issuer, the Servicer or the Indenture Trustee or any officer thereof contained in any of the other Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, any of the other Related Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Related Documents or for any failure of the Seller, the Depositor, the Transferor, the Issuer, the Servicer or the Indenture Trustee to perform its obligations thereunder. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of the Seller, the Depositor, the Transferor, the Issuer, the Servicer, or the Indenture Trustee.

         7.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Owners and the Required Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers or by the Committed Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of the Required Owners and the Required Purchasers and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Purchasers.

         7.5 Notices. The Agent shall not be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Default or any Event of Default unless the Agent has received notice from the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Indenture Trustee or any Purchaser referring to this Agreement, describing such event. In the event that the Agent receives such a notice, the Agent promptly shall give notice thereof to the Purchasers. The Agent shall take such action with respect to such event as shall be reasonably directed by the Required Owners and the Required Purchasers; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.

         7.6 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Seller, the Depositor, the Transferor, the Issuer, the Servicer or the Indenture Trustee shall be deemed to constitute any representation or warranty by the Agent to any Purchaser. Each Purchaser represents to the Agent that it has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Transferor, the Issuer and the Servicer and made its own decision to purchase its interest in the Notes hereunder and enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Transferor, the Issuer and the Servicer. Except, in the case of the Agent, for notices, reports and other documents received by the Agent under
Section 5 hereof, the Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Transferor, the Issuer or the Servicer which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         7.7 Indemnification. The Committed Purchasers agree to indemnify the Agent in its capacity as such (without limiting the obligation (if any) of the Seller, the Depositor, the Transferor, the Issuer, or the Servicer to reimburse the Agent for any such amounts), ratably according to their respective Commitment Percentages (or, if the Commitments have terminated, Percentage Interests), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class A Outstanding Amount of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the principal of the Notes.

         7.8 Agent in Its Individual Capacities. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Indenture Trustee, the Seller, the Servicer, the Owner Trustee, the Depositor, the Transferor and the Issuer and their respective Affiliates and other associated Persons as though the Agent was not the agent hereunder. Each Purchaser acknowledges that Credit Suisse First Boston may act
(i) as administrator and agent for one or more Structured Purchasers and in such capacity acts and may continue to act on behalf of each such Structured Purchaser in connection with its business and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any such Structured Purchaser is party and in various other capacities relating to the business of any such Structured Purchaser under various agreements. Credit Suisse First Boston in its capacity as the Agent shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as the Agent other than as expressly provided in this Agreement. Credit Suisse First Boston may act as the Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

         7.9 Successor Agent. The Agent may resign as Agent upon ten days' notice to the Purchasers, the Indenture Trustee, the Issuer, the Depositor, the Transferor, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this subsection 7.9(a). If the Agent shall resign as Agent under this Agreement, then the Required Purchasers and the Required Owners shall appoint from among the Committed Purchasers a successor agent for the Purchasers. The successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation as Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The retiring Agent shall transfer any Notes issued in its name to the successor Agent. The successor Agent shall give the Indenture Trustee, the Issuer, the Depositor, the Transferor, the Seller and the Servicer written notice of its appointment as Agent.

                     SECTION 8. SECURITIES LAWS; TRANSFERS

         8.1 Transfers of Notes. (a) Each of the Agent and the Owners agrees that any interest in the Notes purchased or otherwise acquired by it will be acquired for investment only and not with a view to any distribution thereof, and that it will not offer to sell or otherwise dispose of any Note acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or the registration or qualification requirements of any applicable state or other securities laws. Each of the Agent and the Owners acknowledges that it has no right to require the Issuer to register, under the Securities Act or any other securities law, the Notes (or any interest therein) acquired by it pursuant to this Agreement, any Joinder Supplement or any Transfer Supplement. Each of the Agent and the Owners hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Notes, it has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser which executes a Joinder Agreement agrees that it will execute and deliver to the Issuer, the Seller, the Servicer, the Depositor, the Transferor, the Indenture Trustee and the Agent on or before the effective date of its Joinder Agreement a letter in the form attached hereto as Exhibit A (an "Investment Letter") with respect to the purchase by such Purchaser of an interest in the Notes.

             (b) Each initial purchaser of a Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Seller, the Servicer, the Depositor, the Transferor, the Indenture Trustee and the Agent that it is either (A)(i) a citizen or resident of the United States,
(ii) a corporation or partnership (or any other entity treated as a corporation or a partnership for federal income tax purposes) organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Notes may constitute unrelated business taxable income or (iii) a person not described in
(i) or (ii) whose income from the Notes is and will be effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Note will not result in any withholding obligation with respect to any payments with respect to the Notes by any Person and who will furnish to the Agent, the Seller, the Servicer and the Indenture Trustee, and to the Owner making the Transfer a properly executed U.S. Internal Revenue Service Form W-8ECI or W-8BEN (or any successor form) (and to agree (to the extent legally able) to provide a new Form W-8ECI or W-8BEN (or any successor form) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws), (B) an estate the income of which is includible in gross income for United States federal income tax purposes or (C) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

             (c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a "Transfer") of a Note or any interest therein may be made only in accordance with this Section 8.1. Any Transfer of a Note, an interest in a Note, a Commitment or any Noncommitted Purchaser Percentage shall be in respect of (i) in the case of a Committed Purchaser, at least $5,000,000 in the aggregate, which may be composed of (A) outstanding principal under the Notes or (B) to the extent in excess of the outstanding principal subject to such Transfer, its Commitment hereunder, or (ii) in the case of a Noncommitted Purchaser, at least $5,000,000 in the aggregate, which may be composed of (A) outstanding principal under the Notes or (B) to the extent in excess of the outstanding principal subject to such Transfer, the product of the Noncommitted Purchaser Percentage subject to such Transfer times the aggregate Commitments hereunder. Any Transfer of an interest in a Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Purchaser's beneficial interest in such Note. No Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a "Transferee") unless prior to the transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter.

                  Each of the Issuer, the Depositor, the Transferor, the Seller and the Servicer authorizes each Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all financial information in the Purchaser's possession concerning the Seller, the Servicer, the Depositor, the Transferor and the Issuer which has been delivered to the Agent or such Purchaser pursuant to the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Purchaser by or on behalf of the Seller, the Issuer, the Depositor, the Transferor or the Servicer in connection with such Purchaser's credit evaluation of the Seller, the Issuer, the Depositor, the Transferor or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement or the Notes, provided that each such Transferee, prospective Transferee and Support Party agrees to maintain the confidentiality of such information pursuant to the following paragraph.

                  The Agent and each Purchaser, severally and with respect to itself only, covenants and agrees that any information obtained by the Agent or such Purchaser pursuant to, or otherwise in connection with, this Agreement or the other Related Documents shall be held in confidence (it being understood that documents provided to the Agent hereunder may in all cases be distributed by the Agent to the Purchasers) except that the Agent or such Purchaser may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives who have an obligation to maintain the confidentiality of such information, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Agent or such Purchaser, (iii) to the extent such information was available to the Agent or such Purchaser on a nonconfidential basis prior to its disclosure to the Agent or such Purchaser hereunder, (iv) with the consent of the Servicer, (v) to the extent permitted by the preceding paragraph, (vi) to the extent the Agent or such Purchaser should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information or (vii) in the case of any Purchaser that is a Structured Purchaser, to rating agencies, placement agents and providers of liquidity and credit support who agree to hold such information in confidence; provided, that, in the case of clause (vi), the Agent or such Purchaser, as the case may be, will (unless otherwise prohibited by law or in connection with regular regulatory reviews) notify the Servicer of its intention to make any such disclosure as early as practicable prior to making such disclosure and cooperate with the Servicer in connection with any action to obtain a protective order with respect to such disclosure.

             (d) Each Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Notes, including the payments due to it under this Agreement and the Indenture (each, a "Participation"), to any Person (each, a "Participant"); provided, however, that no Participation shall be granted to any Person unless and until the Agent shall have consented thereto and the conditions to Transfer specified in this Agreement, including in this subsection 8.1(d), shall have been satisfied and that such Participation consists of a pro rata percentage interest in all payments made with respect to such Purchaser's beneficial interest (if any) in the Notes. In connection with any such Participation, the Agent shall maintain a register of each Participant and the amount of each Participation. Each Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Purchaser's direct obligations hereunder, and (B) neither the Indenture Trustee, the Issuer, the Depositor, the Transferor, the Seller nor the Servicer shall have any obligation to have any communication or relationship with any Participant. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent. Each Purchaser shall give the Agent notice of the consummation of any sale by it of a Participation and the Agent (upon receipt of notice from the related Purchaser) shall promptly notify the Issuer, the Seller, the Depositor, the Servicer and the Indenture Trustee. No Participant shall have the right to approve any amendment or waiver of the terms of this Agreement except with respect to those matters set forth in clauses (i) and (ii) of the proviso to Section 9.1.

             (e) Each Purchaser may, with the consent of the Agent and in accordance with applicable law, sell or assign (each, an "Assignment"), to any Person (each, an "Assignee") all or any part of its Commitment or its interest in the Notes and its rights and obligations under this Agreement and the Indenture pursuant to an agreement substantially in the form attached hereto as Exhibit C hereto (a "Transfer Supplement"), executed by such Assignee and the Purchaser and delivered to the Agent for its acceptance and consent; provided, however, that no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in this subsection 8.1(d), shall have been satisfied. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Purchaser hereunder as set forth therein and (y) the transferor Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released as to any such Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Committed Purchaser Percentages, Noncommitted Purchaser Percentages, Liquidity Percentages or Commitment Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Seller, the Depositor, the Servicer and the Indenture Trustee.

                  Upon instruction to register a transfer of a Purchaser's beneficial interest in the Notes (or portion thereof) and surrender for registration of transfer such Purchaser's Note(s) (if applicable) and delivery to the Issuer, the Seller, the Servicer, the Depositor and the Indenture Trustee of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Notes (or portion thereof) shall be transferred in the records of the Agent and, if requested by the Assignee, new Notes shall be issued to the Assignee and, if applicable, the transferor Purchaser in amounts reflecting such Transfer as provided in the Indenture. Such Transfers of Notes (and interests therein) shall be subject to this Section 8.1 in lieu of any regulations which may be prescribed under Section 2.10 of the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Agent's records.

             (f) Each Purchaser may pledge its interest in the Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

             (g) Any Purchaser shall have the option to change its Investing Office, provided that no increased costs or other additional amounts shall be payable as a result of any such change.

                            SECTION 9. MISCELLANEOUS

         9.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Owners and the Required Purchasers, the Agent, the Seller, the Servicer, the Depositor, the Transferor and the Issuer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Purchaser hereunder or under the Indenture or the Sale and Servicing Agreement, in each case without the consent of the Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1 without the written consent of all Purchasers, or reduce the percentage specified in the definition of Required Owners or Required Purchasers without the written consent of all Required Owners or Required Purchasers, respectively, or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of the Agent. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

             The Agent may cast any vote or give any direction under the Indenture on behalf of the Noteholders if it has been directed to do so by (i) the Required Owners and (ii) the Required Purchasers.

         9.2 Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to a Purchaser, as set forth in its respective Joinder Supplement or Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

         The Issuer:                OMI Note Trust 2001-A
                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    1100 N. Market Street

                                    Wilmington, DE 19890

                                    Attention: Corporate Trust Administration/
                                    OMI Note Trust 2001-A
                                    Telecopier No.:  (302) 651-8882

         OAC                        Oakwood Acceptance Corporation
                                    7800 McCloud Road
                                    Greensboro, NC 27425-7081

                                    Attention:  Treasurer
                                    Telecopier No.:  (336) 664-3224

         The Depositor              Oak Leaf Holdings, LLC
                                    7800 McCloud Road
                                    Greensboro, NC 27425-7081

                                    Attention:  Treasurer
                                    Telecopier No.: (336) 664-3224

         The Indenture Trustee:     The Chase Manhattan Bank
                                    450 West 33rd Street
                                    New York, NY 10001

                                    Attention: Institutional Trust Services
                                    Telecopier No.: (212)

         The Transferor:            Ginkgo Corporation
                                    c/o Lord Securities
                                    2 Wall Street
                                    New York, NY 10001

                                    Attention:
                                    Telecopier No.: (212)


         The Agent                  Credit Suisse First Boston, New York Branch
                                    Eleven Madison Avenue
                                    New York, New York  10010

                                    Attention:  Asset Finance Department
                                    Telecopier No.:  (212) 325-6677

             (b) All payments to be made to the Agent or any Purchaser hereunder shall be made in United States dollars and in immediately available funds not later than 2:30 p.m. New York City time on the date payment is due, and, unless otherwise specifically provided herein, shall be made to the Agent, for the account of one or more of the Purchasers or for its own account, as the case may be. Unless otherwise directed by the Agent, all such payments shall be made to the following account:

                           Bank of New York, NY
                           SWIFT: [Omitted]
                           ABA# [Omitted]
                           A/C# [Omitted]
                           A/C Name: [Omitted]
                           Ref. Oakwood

with telephone notice (including federal wire number) to the Asset Finance Department of Credit Suisse First Boston (212-325-9076).

         9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Purchaser, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Depositor, the Transferor, the Issuer, the Agent, the Purchasers, any Assignee, any Participant and their respective successors and assigns, except that the Seller, the Servicer, the Depositor, the Transferor and the Issuer may not assign or transfer any of their respective rights or obligations under this Agreement except as provided herein and in the Indenture, without the prior written consent of the Required Owners and the Required Purchasers and the Purchasers, Agent, Assignee and Participants may not assign or transfer any of their respective rights or obligations except as provided herein..

         9.5 Successors to Servicer. (a) In the event that a change in Servicer occurs under Section 6.2 of the Sale and Servicing Agreement, (i) from and after the effective date of such transfer, the successor Servicer shall be the successor in all respects to the Servicer and shall be responsible for the performance of all functions to be performed by the Servicer from and after such date and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the successor Servicer, and (ii) as of the date of such transfer, the successor Servicer shall be deemed to have made with respect to itself the representations and warranties made in Section
4.2 (in the case of subsection 4.2(a) with appropriate factual changes); provided, however, that the references to the Servicer contained in Section 5.1 of this Agreement shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Successor Servicer acts as Servicer under this Agreement; provided, however, to the extent that an obligation to indemnify the Purchasers under Section 2.4 arises as a result of any act or failure to act of any successor Servicer in the performance of obligations under the Sale and Servicing Agreement, such indemnification obligation shall be of the successor Servicer and not its predecessor. Upon a transfer to a successor Servicer, such successor Servicer shall furnish to the Agent copies of its audited annual financial statements for each of the three preceding fiscal years or if the Indenture Trustee or any other banking institution becomes the successor Servicer, such successor Servicer shall provide, in lieu of the audited financial statements required in the immediately preceding clause, complete and correct copies of the publicly available portions of its Consolidated Reports of Condition and Income as submitted to the FDIC for the two most recent year end periods.

         (b) In the event that any Person becomes the successor to the Seller pursuant to Section 5.2 of the Sale and Servicing Agreement, from and after the effective date of such transfer, such successor to the Seller shall be the successor in all respects to the Seller and shall be responsible for the performance of all functions to be performed by the Seller from and after such date, except as provided in the Sale and Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Seller by the terms and provisions hereof, and all references in this Agreement to the Seller shall be deemed to refer to the successor to the Seller; provided, however, that the references to the Seller contained in Sections 2.4 and 5.1 of this Agreement shall be deemed to refer to OAC with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that OAC was Seller under this Agreement and shall be deemed to refer to the successor to OAC as Seller with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the successor to Seller acts as Seller under this Agreement.

         9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         9.8 Integration. This Agreement and the Fee Letter represent the agreement of the Agent, the Seller, the Depositor, the Transferor, the Issuer, the Servicer and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Purchasers or the Agent relative to subject matter hereof not expressly set forth or referred to herein or therein.

         9.9 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9.10 Termination. This Agreement shall remain in full force and effect until the later to occur of (a) payment in full of the principal of and interest on the Notes and all other amounts payable to the Purchasers or the Agent hereunder and the termination of all Commitments and (b) the Facility Termination Date; provided, however, that the provisions of Sections 2.4, 6.1, 6.2, 7.7, 9.11, 9.13 and 9.14 shall survive termination of this Agreement and any amounts payable to the Agent, Purchasers or any Affected Party thereunder shall remain payable thereto.

         9.11 Limited Recourse; No Proceedings. (a) The obligations of the Issuer, the Transferor and the Depositor under this Agreement are solely the obligations of the Issuer, the Transferor and the Depositor, as applicable. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer, the Transferor and the Depositor, or any officer of any of them in connection therewith, against any partner, member, stockholder, employee, officer, director or incorporator of the Issuer, the Transferor and the Depositor. With respect to obligations of the Issuer, neither the Agent nor any Purchaser shall look to any property or assets of the Issuer, other than to the Trust Estate. Each Purchaser and the Agent hereby agrees that to the extent such funds are insufficient or unavailable to pay any amounts owing to it by the Issuer pursuant to this Agreement, prior to the commencement of a bankruptcy or insolvency proceeding by or against the Issuer, it shall not constitute a claim against the Issuer. Each of the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Agent and each Purchaser agrees that it shall not institute or join against the Depositor, the Transferor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or similar proceeding under any federal or state bankruptcy law, for one year and a day after the termination of the Indenture. Nothing in this paragraph shall limit or otherwise affect the liability of the Servicer and the Seller with respect to any amounts owing by the

Servicer or the Seller, respectively, hereunder or the right of the Agent or any Purchaser to enforce such liability against the Servicer or the Seller, respectively, or any of its respective assets.

             (b) Each of the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Agent and each Purchaser hereby agrees that it shall not institute or join against any Structured Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such Structured Purchaser is paid.

         9.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the purchase of the Notes hereunder.

         9.13 Submission to Jurisdiction; Waivers. EACH OF THE SELLER, THE ISSUER, THE DEPOSITOR, THE SERVICER, THE TRANSFEROR, THE AGENT AND EACH PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                           (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                           (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                           (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET

                           FORTH IN SECTION 9.2 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

                           (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         9.14 WAIVERS OF JURY TRIAL. EACH OF THE SELLER, THE SERVICER, THE ISSUER, THE DEPOSITOR, THE TRANSFEROR, THE AGENT AND THE PURCHASERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.

         9.15 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Related Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                  IN WITNESS WHEREOF, the parties hereto have caused this Class A Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                          OMI NOTE TRUST 2001-A

                          By Wilmington Trust Company,
                           not in its individual capacity, but solely as Owner Trustee


                          By:  /s/ James P. Lawler
                             -----------------------------------------
                                     Name:  James P. Lawler
                                     Title:  Vice President

                          OAKWOOD ACCEPTANCE CORPORATION,
                                as Seller and Servicer

                          By:  /s/ Douglas R. Muir
                             -----------------------------------------
                                   Name:  Douglas R. Muir
                                   Title:

                          GINKGO CORPORATION,
                           as Transferor

                          By:  /s/ Albert J. Fioravanti
                          --------------------------------------------------
                                   Name:  Albert J. Fioravanti
                                   Title:  Vice President

                          OAK LEAF HOLDINGS, LLC,
                          as Depositor

                          By:  /s/ Douglas R. Muir
                          -----------------------------------------
                                   Name:  Douglas R. Muir
                                   Title:  Assistant Secretary


                   [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

                          CREDIT SUISSE FIRST BOSTON, NEW YORK
                            BRANCH, as Agent


                          By:  /s/ Alberto Zonca
                             --------------------------------------------------
                                     Name:  Alberto Zonca
                                     Title:  Vice President


                          By:  /s/ Matthew J. Monaco
                             --------------------------------------------------
                                     Name:  Matthew J. Monaco
                                     Title:  Associate

                   [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

                                                                       EXHIBIT A


                            FORM OF INVESTMENT LETTER
                            -------------------------

                                                                [Date]


OMI Note Trust 2001-A
c/o Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890

Oak Leaf Holdings, LLC
7800 McCloud Road
Greensboro, NC 27425-7081

Oakwood Acceptance Corporation
7800 McCloud Road
Greensboro, NC 27425-7081

The Chase Manhattan Bank, as Indenture Trustee
450 West 33rd Street
New York, NY 10001

Ginkgo Corporation
c/o Lord Securities
5 Wall Street
New York, NY 10001

Credit Suisse First Boston, New York Branch
Eleven Madison Avenue
New York, New York  10010

         Re        OMI Note Trust 2001-A
                   Asset Backed Notes, Series 2001-A
                   ---------------------------------

Ladies and Gentlemen:

                  This letter (the "Investment Letter") is delivered by the undersigned (the "Acquiror") pursuant to subsection 8.1[(a)][(c)] of the Class A Note Purchase Agreement dated as of February 9, 2001 (as in effect, the "Class A Note Purchase Agreement"), among OMI Note

Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers parties thereto and Credit Suisse First Boston, New York Branch, as Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Class A Note Purchase Agreement. The Acquiror represents to and agrees with the Issuer as follows:

             (a) The Acquiror is authorized [to enter into the Class A Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a Participation in obligations under the Class A Note Purchase Agreement].

             (b) The Acquiror has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment with respect to the Notes and is able to bear the economic risk of such investment. The Acquiror has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Acquiror has, independently and without reliance upon the Agent or any Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Depositor, the Transferor, the Seller and the Servicer and made its own decision to make its investment with respect to the Notes, and will, independently and without reliance upon the Agent or any Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action, if any, that it may take under the Class A Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Seller, the Depositor, the Transferor and the Servicer.

             (c) The Acquiror is an "accredited investor ,"as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and (except as otherwise agreed to by the Issuer in its sole discretion) is a "qualified institutional buyer" (within the meaning of Rule 144A thereunder) and is making its investment with respect to the Notes for its own account for investment purposes. The Acquiror understands that the offering and sale of the Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" or other securities law, and that the offering and sale of the Note has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

             (d) The Acquiror is "a qualified purchaser" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")), a company each of whose beneficial owners is a qualified purchaser, a "knowledgeable employee" with respect to the

Issuer (within the meaning of Rule 3c-5 and the Investment Company Act) or a company owned exclusively by knowledgeable employees.

             (e) The Acquiror is not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such plan, an "Employee Plan"), an entity whose underlying assets include the assets of any Employee Plan, or a governmental plan that is subject to any federal, state or local law which is substantially similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code and the Acquiror's purchase, holding and disposition of the Notes will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar federal, state or local law) for which an exemption is not available.

             (f) The Acquiror is acquiring an interest in Notes without a view to any distribution, resale or other transfer thereof. The Acquiror will not resell or otherwise transfer any interest or participation in the Notes, except in accordance with Section 8.1 of the Class A Note Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Issuer or any affiliate of the Issuer; or (iii) to a person who the Acquiror reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Acquiror hereby agrees that it will not resell or otherwise transfer any interest in the Notes unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

             (g) The Acquiror hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Notes, it shall not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

             (h) This Investment Letter has been duly executed and delivered by and constitutes the legal, valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

                                              Very truly yours,

                                              [NAME OF ACQUIROR]


                                              By:___________________________
                                                 Name:
                                                 Title:

                                                                      EXHIBIT B
                                                                      ---------

                           FORM OF JOINDER SUPPLEMENT

                  JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among OMI Note Trust 2001-A (the "Issuer"), Oakwood Acceptance Corporation, as Seller (in such capacity, the "Seller") [if Oakwood is the Servicer:] and Servicer (in such capacity, the "Servicer"), Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchaser set forth in Item 2 of Schedule I hereto (the "Additional Purchaser"), and Credit Suisse First Boston, New York Branch, as Agent for the Purchasers under, and as defined in, the Class A Note Purchase Agreement described below (in such capacity, the "Agent").

                               W I T N E S S E T H

                  WHEREAS, this Supplement is being executed and delivered in accordance with subsection 2.2(c) of the Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers parties thereto, and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Class A Note Purchase Agreement"; unless otherwise defined herein, terms defined in the Class A Note Purchase Agreement are used herein as therein defined); and

                  WHEREAS, the Additional Purchaser (if it is not already a Purchaser party to the Class A Note Purchase Agreement) wishes to become a Purchaser party to the Class A Note Purchase Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

             (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Additional Purchaser, the Issuer and the Agent, the Agent will transmit to the Servicer, the Issuer, the Seller, the Depositor, the Indenture Trustee and the Additional Purchaser a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Additional Purchaser shall be a Purchaser party to the Class A Note Purchase Agreement for all purposes thereof and shall be a Noncommitted Purchaser or Committed Purchaser, as specified on such Schedule II, and, if applicable, a Liquidity Provider as set forth in Schedule II hereto, having an initial Noncommitted Purchaser Percentage or Commitment Percentage, as applicable, and a Liquidity Percentage, if applicable, and a Commitment, if applicable, as set forth in such Schedule II. If the Additional Purchaser is a Noncommitted Purchaser, then (i) such Schedule II identifies its Liquidity Providers and (ii) each such Liquidity Provider has executed and delivered (or is concurrently herewith executing and delivering) its own Joinder Supplement with respect to such Additional Purchaser.

             (b) Concurrently with the execution and delivery hereof, the Additional Purchaser will deliver to the Issuer, the Seller, the Servicer, the Agent, the Transferor, the Depositor and the Indenture Trustee an executed Investment Letter in the form of Exhibit A to the Class A Note Purchase Agreement.

             (c) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

             (d) By executing and delivering this Supplement, the Additional Purchaser confirms to and agrees with the Agent and the Purchaser as follows:
(i) neither the Agent nor any other Purchaser makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Class A Note Purchase Agreement (other then representations or warranties made by such respective parties) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class A Note Purchase Agreement or any other instrument or document furnished pursuant thereto, or with respect to the financial condition of the Seller, the Servicer, the Depositor, the Transferor, the Issuer or the Indenture Trustee, or the performance or observance by the Seller, the Servicer, the Depositor, the Transferor, the Issuer or the Indenture Trustee of any of their respective obligations under the Class A Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture or any other instrument or document furnished pursuant hereto; (ii) the Additional Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Additional Purchaser will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A Note Purchase Agreement; (iv) the Additional Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement, the Sale and Servicing Agreement and the Indenture as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Class A Note Purchase Agreement; and (vi) the Additional Purchaser agrees (for the benefit of the Agent, the other Purchasers, the Indenture Trustee, the Seller, the Servicer, the Depositor, the Transferor and the Issuer) that (x) if it is a Noncommitted Purchaser, it will perform in accordance with their terms all of the obligations which by the terms of the Class A Note Purchase Agreement are required to be performed by it as a Purchaser which is a Noncommitted Purchaser, or (y) if it is a Committed Purchaser, it will perform in accordance with their terms all of the obligations which by the terms of the Class A Note Purchase Agreement are required to be performed by it as a Purchaser which is a Committed Purchaser and, if specified in Schedule II hereto, as a Liquidity Provider.

             (e) Schedule II hereto sets forth the Commitment and the initial Investing Office of the Additional Purchaser, as well as administrative information with respect to the Additional Purchaser.

             (f) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             (g) Notwithstanding anything contained herein or in any other Related Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other related documents.

             IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------


                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT


         Re: Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers party thereto and Credit Suisse First Boston, New York Branch, as Agent.


Item 1:  Date of Joinder Supplement:

Item 2:  Additional Purchaser:

Item 3:  Signatures of Parties to Agreement:



                          --------------------------------------------------
                          as Additional Purchaser



                          By:
                          --------------------------------------------------
                                     Name:
                                     Title:



                          [By:
                          ---------------------------------------------------
                                     Name:
                                     Title:]


                          OMI NOTE TRUST 2001-A
                              as Issuer

                          By Wilmington Trust Company,
                           not in its individual capacity, but solely as Owner Trustee



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:

                          CREDIT SUISSE FIRST BOSTON, NEW YORK
                                 BRANCH, as Agent



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------


                      LIST OF INVESTING OFFICES, ADDRESSES
                           FOR NOTICES AND COMMITMENT
                           --------------------------


[Additional Purchaser]

         Noncommitted Purchaser:       Yes/No

                  Initial Noncommitted Purchaser Percentage:           _______%
                  (if applicable)

                  Liquidity Providers and Initial Liquidity Percentage:
                           (if applicable)

                  ----------------------                               -------%

                  ----------------------                               -------%

                  ----------------------                               -------%

                  Aggregate Commitments of Liquidity Providers     $____________

         Committed Purchaser:          Yes/No
                                    ------------

                  Initial Commitment Percentage:                       _______%
                           (if applicable)

                  Commitment:                                      $____________

         Liquidity Provider (if applicable):

                  Related Noncommitted Purchaser:        _______________________

                  Liquidity Percentage:                                _______%

                  Amount of Commitment Held in
                  capacity as Liquidity Provider                   $____________

Address for Notices:
-------------------

Investing Office:
----------------

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT
                                                              ------------------


                                     FORM OF
                            JOINDER EFFECTIVE NOTICE


To:      [Names and addresses of
         Issuer, Seller, Servicer, Indenture Trustee, Depositor, the Transferor Agent and Additional Purchaser]

                  The undersigned, as Agent under the Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers parties thereto and Credit Suisse First Boston, New York Branch, as Agent for the Purchasers thereunder, acknowledges receipt of five executed counterparts of a completed Joinder Supplement with respect to ________, a copy of which is attached hereto. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

                  Pursuant to such Supplement, you are advised that the Joinder Effective Date will be _____________, 200_.

Very truly yours,

CREDIT SUISSE FIRST BOSTON,
   NEW YORK BRANCH, as Agent


By:_______________________
      Name:
      Title:


By:_______________________
      Name:
      Title:

                                                                       EXHIBIT C
                                                                       ---------

                           FORM OF TRANSFER SUPPLEMENT

                  TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the transferor Purchaser set forth in Item 2 of
Schedule I hereto (the "Transferor Purchaser"), the Purchasing Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Purchaser"), and Credit Suisse First Boston, New York Branch, as Agent for the Purchasers under, and as defined in, the Class A Note Purchase Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers parties thereto and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Class A Note Purchase Agreement"; unless otherwise defined herein, terms defined in the Class A Note Purchase Agreement are used herein as therein defined);

                  WHEREAS, the Purchasing Purchaser (if it is not already a Purchaser party to the Class A Note Purchase Agreement) wishes to become a Purchaser party to the Class A Note Purchase Agreement and the Purchasing Purchaser wishes to acquire and assume from the Transferor Purchaser, certain of the rights, obligations and commitments under the Class A Note Purchase Agreement; and

                  WHEREAS, the Transferor Purchaser wishes to sell and assign to the Purchasing Purchaser, certain of its rights, obligations and commitments under the Class A Note Purchase Agreement and be released from its obligations with respect thereto.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Transferor Purchaser, the Purchasing Purchaser and the Agent, the Agent will transmit to the Servicer, the Seller, the Issuer, the Depositor, the Transferor, the Indenture Trustee, the Transferor Purchaser and the Purchasing Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date the Purchasing Purchaser shall be a Purchaser party to the Class A Note Purchase Agreement for all purposes thereof as a

Noncommitted Purchaser or Committed Purchaser and, if applicable, a Liquidity Provider, as specified on Schedule II to this Supplement.

                  (b) At or before 12:00 Noon, local time of the Transferor Purchaser, on the Transfer Effective Date, the Purchasing Purchaser shall pay to the Transferor Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Purchaser and such Purchasing Purchaser (the "Purchase Price"), of the portion set forth on Schedule II hereto being purchased by such Purchasing Purchaser of the outstanding advances under the Note owned by the Transferor Purchaser (such Purchasing Purchaser's "Purchase Percentage") and such other amounts as are agreed and are owing to the Transferor Purchaser under the Class A Note Purchase Agreement or otherwise in respect of the Notes. Effective upon receipt by the Transferor Purchaser of the Purchase Price and such other amounts from the Purchasing Purchaser, the Transferor Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Purchaser, without recourse, representation or warranty, and the Purchasing Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Purchaser, the Purchasing Purchaser's Purchase Percentage of (i) the presently outstanding principal amount under the Notes owned by the Transferor Purchaser and such other amounts as are agreed between the Transferor Purchaser and the Purchasing Purchaser and are owing to the Transferor Purchaser under the Note Purchase Agreement or otherwise in respect of the Notes, and (ii) the Purchasing Purchaser's Purchase Percentage of (A) if the Transferor Purchaser is a Noncommitted Purchaser, the Noncommitted Purchaser Percentage of the Transferor Purchaser and the other rights, duties and obligations of the Transferor Purchaser under the Class A Note Purchase Agreement, or (B) if the Transferor Purchaser is a Committed Purchaser, the Commitment Percentage, the Liquidity Percentage, if applicable, and the Commitment of the Transferor Purchaser and the other rights, duties and obligations of the Transferor Purchaser under the Class A Note Purchase Agreement. This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Purchaser and sale by the Transferor Purchaser of the Transferor Purchaser's interests in the Notes, the other amounts agreed by them and the other rights, duties and obligations of the Transferor Purchaser under the Note Purchase Agreement and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Purchaser to the Transferor Purchaser. The Transferor Purchaser hereby confirms that the amount of the Class A Outstanding Amount of the Notes
is $       and its Percentage Interest thereof is ___%, which equals $        as
of , 200_. Upon and after the Transfer Effective Date (until further modified in accordance with the Class A Note Purchase Agreement), the Noncommitted Purchaser Percentage or Commitment Percentage, as applicable of the Transferor Purchaser and the Purchasing Purchaser and the Commitment and the Liquidity Percentage, if applicable, of the Transferor Purchaser and the Purchasing Purchaser, if any, shall be as set forth in Schedule II to this Supplement. From and after the Transfer Effective Date the Transferor Purchaser shall be released from its duties and obligations under the Note Purchase Agreement to the extent of the Purchase Percentage thereof transferred to the Purchasing Purchaser.

                  (c) The Transferor Purchaser has made arrangements with the Purchasing Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser to the Purchasing Purchaser of any fees heretofore received by the

Transferor Purchaser pursuant to the Class A Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Purchaser to the Transferor Purchaser of fees or interest received by the Purchasing Purchaser pursuant to the Class A Note Purchase Agreement or otherwise in respect of the Notes from and after the Transfer Effective Date.

                  (d) (i)All principal, interest and other amounts that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Purchaser in respect of the Notes shall, instead, be payable to or for the account of the Transferor Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

                     (ii) In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in or excluded from the Purchase Price or any other sum paid by the Purchasing Purchaser, the Transferor Purchaser and the Purchasing Purchaser have made appropriate arrangements for the allocation of such amounts between the Transferor Purchaser and the Purchasing Purchaser and the payment thereof, as so allocated, upon receipt of such amounts from the Agent.

                  (e) Concurrently with the execution and delivery hereof, the Purchasing Purchaser will deliver to Agent, the Issuer, the Servicer, the Seller, the Depositor and the Indenture Trustee an executed Investment Letter in the form of Exhibit A to the Class A Note Purchase Agreement.

                  (f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Class A Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Class A Note Purchase Agreement, as appropriate.

                  (g) By executing and delivering this Supplement, the Transferor Purchaser and the Purchasing Purchaser confirm to and agree with each other and the Agent and the Purchaser as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Class A Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class A Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, the Servicer, the Depositor, the Transferor, the Issuer or the Indenture Trustee, or the performance or observance by the Seller, the Servicer, the Depositor, the Transferor, the Issuer or the Indenture Trustee of any of their respective obligations under the Class A Note Purchase Agreement, the Indenture or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Purchaser will, independently and without reliance upon the Agent, the Transferor Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture; (v) each Purchasing Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement, the Sale and Servicing Agreement and the Indenture as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Class A Note Purchase Agreement; and (vi) each Purchasing Purchaser agrees (for the benefit of the Transferor Purchaser, the Agent, the Purchasers, the Indenture Trustee, the Depositor, the Transferor, the Seller, the Servicer and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Class A Note Purchase Agreement are required to be performed by it as a Purchaser.

                  (h) Schedule II hereto sets forth the revised Noncommitted Purchaser Percentage or the revised Commitment Percentage, the revised Liquidity Percentage, if applicable, and Commitment of the Transferor Purchaser, as applicable, the Noncommitted Purchaser Percentage or the Commitment Percentage, the Liquidity Percentage, if applicable, and Commitment of the Purchasing Purchaser, as applicable, and the initial Investing Office of the Purchasing Purchaser, as well as administrative information with respect to the Purchasing Purchaser.

                  (i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------


                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT


         Re: Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers party thereto and Credit Suisse First Boston, New York Branch, as Agent.


Item 1.  :        Date of Transfer Supplement:

Item 2.  :        Transferor Purchaser:

Item 3:  Purchasing Purchaser:

Item 4:  Signatures of Parties to Agreement:



                          ----------------------------------------------------
                          as Transferor Purchaser



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:




                          ----------------------------------------------------
                                   as Purchasing Purchaser



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:



                          By:
                          ----------------------------------------------------
                                     Name:
                                     Title:

CONSENTED TO AND ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON,
   NEW YORK BRANCH, as Agent


By:
   --------------------------------------------------
      Name:
      Title:


By:
   --------------------------------------------------
      Name:
      Title:

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------


                      LIST OF INVESTING OFFICES, ADDRESSES
                    FOR NOTICES, ASSIGNED INTERESTS, PURCHASE
                  AND COMMITMENT PERCENTAGES AND PURCHASE PRICE


[Transferor Purchaser]

A.       Noncommitted Purchaser:       Yes/No

         If applicable:

                  Noncommitted Purchaser Percentage:
                  ---------------------------------

                  Transferor Purchaser
                  Noncommitted Purchaser Percentage
                  Prior to Sale:                                         _____%

                  Noncommitted Purchaser Percentage Sold:                _____%

                  Noncommitted Purchaser Percentage Retained:            _____%

                  Liquidity Providers and Liquidity Percentages after Sale:

                  -------------------------                              -----%

                  -------------------------                              -----%

                  -------------------------                              -----%

                  Aggregate Commitments of Liquidity Providers
                    after Sale                                     $____________

B.       Committed Purchaser:          Yes/No
                                    ---------

         If applicable:

                  Commitment Percentage:
                  ---------------------

                  Transferor Purchaser Commitment Percentage
                  Prior to Sale:                                         _____%

                  Commitment Percentage Sold:                            _____%

                  Commitment Percentage Retained:                        _____%

                  Commitment:
                  -----------

                  Transferor Purchaser Commitment
                  Prior to Sale:                                       $________

                  Commitment Sold:                                     $________

                  Commitment Retained:                                 $________

C.       Liquidity Commitment:
         --------------------

         Related Noncommitted Purchaser:                 ______________________

         Liquidity Percentage Prior to Sale:                             _____%

         Liquidity Percentage Sold:                                      _____%

         Liquidity Percentage Retained:                                  _____%

         Amount of Commitment Held in
         capacity as Liquidity Provider after sale                 $____________

D.       Class A Outstanding Amount of Notes:

         Transferor Purchaser
         Class A Outstanding Amount of Notes Prior to Sale:            $________

         Class A Outstanding Amount of Notes Sold:                     $________

         Class A Outstanding Amount of Notes Retained:                 $________

E.       Purchase Percentage:                                            _____%
         -------------------

[Purchasing Purchaser]

A.       Noncommitted Purchaser:       Yes/No

         If applicable:

                  Initial Noncommitted Purchaser Percentage:             _____%

                  Liquidity Providers and Liquidity Percentages after Sale:

                  -------------------------                              -----%

                  -------------------------                              -----%

                  -------------------------                              -----%

                  Aggregate Commitments of Liquidity Providers
                    after Sale                                     $____________

B.       Committed Purchaser:          Yes/No
                                    ---------

         If applicable:

                  Commitment Percentage:                                 _____%

                  Commitment:                                          $________

                  Related Noncommitted Purchaser:         ______________________

                  Liquidity Percentage:                                  _____%

         Amount of Commitment Held in
         capacity as Liquidity Provider after sale                 $____________

C.       Class A Outstanding Amount of Notes Owned Immediately
         After Sale:                                                   $________


Address for Notices:
-------------------


Investing Office:
----------------

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------


                                     Form of
                            Transfer Effective Notice
                            -------------------------

To:      [Name and address of
         Issuer, Servicer, Indenture Trustee, the Transferor
         Purchaser and the Purchasing Purchaser]

                  The undersigned, as Agent under the Class A Note Purchase Agreement, dated as of February 9, 2001, among OMI Note Trust 2001-A, as Issuer, Oakwood Acceptance Corporation, as Seller and Servicer, Oak Leaf Holdings, LLC, as Depositor, Ginkgo Corporation, as Transferor, the Purchasers parties thereto and Credit Suisse First Boston, New York Branch, as Agent for the Purchasers thereunder, acknowledges receipt of five executed counterparts of a completed Transfer Supplement with respect to a transfer from ________ to _______, a copy of which is attached hereto. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

                  Pursuant to such Transfer Supplement, you are advised that the Transfer Effective Date will be _____________, 200_.

Very truly yours,

CREDIT SUISSE FIRST BOSTON,
   NEW YORK BRANCH, as Agent


By:_______________________
      Name:
      Title:


By:_______________________
      Name:
      Title: